UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
ANNUAL REPORT
DECEMBER 31, 2023

We are pleased to present the Carlyle Tactical Private Credit Fund (the “Fund”) 2023 Annual Review.

ANNUAL 2023 SHAREHOLDER LETTER
The Fund’s Class I shares returned 14.15% for the year ended December 31, 2023. The 2023 dividends for Class A, I, L, M, N, U, and Y shares were $0.85, $0.88, $0.84, $0.83, $0.89, $0.82, and $0.87, respectively. The weighted average total yield of the Fund’s portfolio at fair value was 11.7% and the annualized distribution rates1 for the various classes were: Class A (without sales charge) 9.8%, Class I 10.1%, Class L (without sales charge) 9.7%, Class M 9.6%, Class N 10.3%, Class U 9.6%, and Class Y 9.9%.

FUND REVIEW & DISCUSSION OF PERFORMANCE
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies.
As of December 31, 2023, the Fund had $2,682 million of net assets and, by utilizing leverage, total assets (including cash and other assets) of $3,523 million. The Fund maintained a consistent approach to its use of leverage, aiming to improve shareholder returns, while taking on minimal incremental risk. The total asset coverage ratio for the Fund as of December 31, 2023 was 469%. As a percentage of total assets, the Fund’s portfolio consisted of 51.8% first-lien debt investments, 5.8% second-lien debt investments, 2.0% asset backed securities, 17.5% Structured Credit investments, 7.6% Corporate Bond investments and 4.0% unlisted equity (including preferred equity and warrants). These levels are in line with concentration limits disclosed to the Fund’s shareholders. Eighty-two percent of the Fund’s debt investments were floating rate in nature. The Fund had debt investments across over 330 portfolio companies with an average investment size of less than 1% of the total portfolio. Approximately 80% of the portfolio represented investments in companies located in the United States. As of December 31, 2023, there were two issuers on non-accrual representing less than 1 bps of exposure at current market value. The assets have already been marked down and we do not expect additional impairments versus the current marks,
The Fund also notably increased the number of positions in its portfolio from approximately 500 at the end of 2022 to nearly 700 as of December 31, 2023, as the Fund continued to diversify in position size and across industries. Given the diversification of the portfolio across issuers, industries, and positions, the Fund is not overly dependent on any one specific credit outcome. We continue to believe that the overall portfolio is of high credit quality and is well positioned to perform over the duration of an economic cycle.
The largest industries in the Fund’s portfolio were Software, Banking, Finance, Insurance & Real Estate and Professional Services, which collectively represented 27.2% of net assets. No single industry exceeds 12% of net assets and the top ten industries represent 58.2% of net assets.
As of December 31, 2023, the Fund’s total assets were allocated 25.9% to Direct Lending, 27.0% to Opportunistic Credit, 15.0% to Liquid Credit, 17.5% to Structured Credit, 3.3% to Real Assets Credit, 0.0% to Special Situations, 6.5% to Money Market Funds, 1.4% to cash & equivalents and 3.4% to other assets.
Through 2023, allocations to Opportunistic Credit, Direct Lending, Structured Credit, Liquid Credit and Real Assets Credit all contributed positively to the Fund’s total return. Notably, Opportunistic Credit and Direct Lending were the highest contributors to total returns driven by higher base rates and lender friendly terms.
MARKET REVIEW
2023 is best summarized by distinguishing between the first and second half of the year. The first six months of the year were characterized by volatility and uncertainty as investors grappled with rising rates and regional banking turmoil. Amidst the market volatility, institutional issuance for the first half of 2023 dropped to volumes unseen since 2010 driving borrowers to seek funding in the private markets as private credit providers continued to take share from the liquid market. Risk sentiment has since improved with the second half of the year shaped by rallying loan issuance and increased private credit activity.
Despite a rebound in the second half of the year, 2023 full year issuance of $233.9 billion remained
1 Distribution rates are calculated by annualizing the respective distributions per share announced on December 31, 2023 and dividing these amounts by the respective net asset price as of December 31, 2023.

low marking a 62% decline since 2021. Q4 issuance dropped quarter over quarter to $55.6 billion, from $75.8 billion in Q3. Issuance for the quarter was largely driven by refinancing volume surging to $31.2 billion as borrowers looked to the market to manage maturities. M&A deal volume dropped significantly as high rates slowed acquisition related financing.
In the fourth quarter, CLO issuance rose to $31.9 billion from $28.0 billion in the third quarter. However, FY 2023 issuance of $115.8 billion marked a year over year decline of 10%. Further, tightening spreads led to increased refinancing and reset activity for outstanding CLOs bringing the FY 2023 total to ~$24.6 billion. Notably, middle market/private credit CLO activity grew over the quarter as middle market issuance represents ~23% market share against Broadly Syndicated Loans CLO activity as of the end of the year, a record level. Overall, the second half of the year saw a resurgence in CLO issuance supported by increasing loan issuance and spread tightening.
Throughout 2023, private credit continued to be tapped for a variety of uses such as buyouts, add-on acquisitions, recapitalizations and dividends. Private Credit lenders continue to provide certainty of execution in a challenging environment for borrowers that previously accessed the broadly syndicated market. Borrowers continue to look for holistic partnership-oriented solutions creating opportunities for private credit lenders. We continue to see trends of better documentation, tighter covenants, and improved economics for lenders.
STRATEGY & OUTLOOK
Since the inception of the Fund in June 2018, we have been able to create our desired portfolio across industries and issuers, consisting primarily of floating rate, senior secured loans. Throughout 2023, we saw more opportunities within the opportunistic and direct lending space as investors look to private credit to provide certainty of execution and holistic partnership-oriented solutions. Private Credit is observing value in both non-sponsored and sponsored-backed opportunities, with little competition in the non-sponsored arena and the ability to capture significant premiums in such deals. In the sponsor-backed space, firms are looking for one-stop alternative credit solutions at scale – even if at much higher cost, with dislocation of sponsor finance prolonged and exacerbated by the March 2023 banking turmoil. We are also seeing opportunity in in the asset backed finance space with banks’ inability to originate and hold asset backed exposure.
From a top-down view, the Adviser’s Portfolio Allocation Advisory Committee (“PAAC”), which oversees the allocation among the different credit sectors for the Fund, continuously evaluated targeted exposures to the Fund’s underlying strategies in response to the evolving market environment. The PAAC did not revise allocations in 2023, focusing on private credit and structured credit allocations within the existing parameters.
Looking to 2024, while there are a number of questions that remain as it relates to market outlook, we believe our existing portfolio remains healthy and we believe we are well positioned to take advantage of opportunities in the near, medium and long term. The Fund has been constructed to be a diversified and defensive portfolio that we believe is situated well to sustain any market volatility that may arise.

Justin Plouffe                     Brian Marcus
Portfolio Manager         Portfolio Manager

PERFORMANCE
Average Annual Total Returns through December 31, 2023*

Class	Ticker	Inception Date	1-Year	5-Year(1)	Since Inception(1)
A Share	TAKAX	6/4/2018	13.83%	5.62%	4.71%
A Share with 3.0% Sales Load (2)	TAKAX	6/4/2018	10.42%	4.87%	4.04%
I Share	TAKIX	9/4/2018	14.15%	6.31%	5.59%
L Share	TAKLX	9/4/2018	13.76%	5.70%	5.00%
L Share with 3.5% Sales Load	TAKLX	9/4/2018	9.78%	4.95%	4.30%
M Share	TAKMX	5/15/2020	13.54%	N/A	11.38%
N Share	TAKNX	4/18/2019	14.42%	N/A	5.92%
U Share	TAKUX	9/1/2022	13.46%	N/A	10.09%
Y Share	TAKYX	9/4/2018	14.13%	6.04%	5.34%
* These returns assume reinvestments of all distributions at net asset value and reflect a maximum sales load of 3.0% for Class A shares and 3.5% for Class L shares. Because Class I, Class M, Class N, Class U, and Class Y Shares do not involve a sales load, such a charge is not applied to their Average Annual Total Returns.
(1) 5-Year and Since Inception are annualized total returns.
(2) The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 3.00%, the maximum rate currently in effect. Prior to September 1, 2020, the maximum initial sales charge applicable to sales of Class A Shares of the Fund was 3.50%, which is not reflected in the average annual total return figures shown.
Returns shown in the charts below include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when repurchased, may be worth more or less than the original cost.
The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
The Bloomberg US High-Yield Corporate Bond Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds. To be included in the index, a security must have a minimum par amount of $250 million and have a minimum maturity of 1 year at rebalancing. Emerging market debt is excluded.
The Fund has chosen to benchmark against the Morningstar LSTA US Leveraged Loan Index. In addition, the performance charts below include a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% Bloomberg US High-Yield Corporate Bond Index to align with target portfolio asset allocation.

CTAC Class A Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 made on June 4, 2018 (inception of Class A offering).

CTAC Class I Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

The chart above assumes an initial gross investment of $250,000 on September 4, 2018 (inception of Class I offering).

CTAC Class L Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class L offering).

CTAC Class M Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on May 15, 2020 (inception of Class M offering).

CTAC Class N Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

The chart above assumes an initial gross investment of $250,000 on April 18, 2019 (inception of Class N offering).

CTAC Class U Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 1, 2022 (inception of Class U offering).

CTAC Class Y Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class Y offering).

Past Performance is no guarantee of future results. Represents income only and does not include return of capital. Represents annualized distribution rate, which is calculated by taking the current quarter’s distribution rate divided by the current quarter-end NAV and annualizing, without compounding. NAV = NAV Per Share, MTD = Month to Date, QTD = Quarter to Date, YTD = Year to Date and ITD = Inception to Date (calculated on a cumulative basis). Annual Expense Ratios: Gross: Class A shares 6.67% / Class I shares 6.16% / Class L shares 6.69% / Class M shares 6.91% / Class N shares 6.15% / Class U shares 6.87% / Class Y shares 6.41%. Net: Class A shares 6.73% / Class I shares 6.32% / Class L shares 6.81% / Class M shares 6.96% / Class N shares 6.22% / Class U shares 6.88% / Class Y shares 6.48%. The Net Annual Expense Ratios exceed the Gross Annual Expense Ratios for certain share classes as a result of recoupment of previously reimbursed expense waivers. The performance data quoted represents past performance, which does not guarantee future results. Current performance and expense ratios may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. For performance data current to the most recent month-end, visit www.CarlyleTacticalCredit.com or call 833-677-3646. Class I, M, N, U and Y shares are not subject to a sales charge. The net expense ratio takes into account contractual fee waivers and/ or reimbursements, without which net performance would have been lower. These undertakings may not be amended or withdrawn for one year from the date of the current prospectus, unless approved by the Board. Generally, Class A, L, M and U shares are offered through Financial Intermediaries on brokerage or transactional platforms. Class I, N and Y shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Generally, Class I shares and Class N shares can only be purchased with a $250,000 initial investment. See prospectus for details.

Investors should consult with their financial advisor about the suitability of this fund in their portfolio.

INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THIS IS A CLOSED-END INTERVAL FUND AND IS NOT INTENDED TO BE A TYPICAL TRADED INVESTMENT. THE FUND WILL NOT BE LISTED OR TRADED ON ANY STOCK EXCHANGE. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND’S QUARTERLY REPURCHASE OFFERS FOR NO LESS THAN 5% OF THE FUND’S SHARES OUTSTANDING AT NET ASSET VALUE. REGARDLESS OF HOW THE FUND PERFORMS, THERE IS NO GUARANTEE THAT SHAREHOLDERS WILL BE ABLE TO SELL ALL OF THE SHARES THEY DESIRE IN A QUARTERLY REPURCHASE OFFER.

THERE CURRENTLY IS NO SECONDARY MARKET FOR THE FUND'S SHARES AND THE FUND EXPECTS THAT NO SECONDARY MARKET WILL DEVELOP. SHARES OF THE FUND WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, WHICH MAKES THEM INHERENTLY ILLIQUID. LIMITED LIQUIDITY IS

PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND'S QUARTERLY REPURCHASE OFFERS, REGARDLESS OF HOW THE FUND PERFORMS.

There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment.

This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, and is not for use to avoid penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor's shares, when repurchased, may be worth more or less than their original cost. Fixed income investing entails credit and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Below-investment-grade (“high yield” or “junk”) bonds are more at risk of default and are subject to liquidity risk. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Collateralized loan obligations (CLOs) are debt instruments but also carry additional risks related to the complexity and leverage inherent in the CLO structure. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all. The Fund may invest in loans and the value of those loans may be detrimentally affected to the extent a borrower defaults on its obligations. Senior loans are typically lower rated and may be illiquid investments, which may not have a ready market. Investments in lesser-known and middle market companies may be more vulnerable than larger, more established organizations. Distressed credit investments are inherently speculative and are subject to a high degree of risk. Leverage (borrowing) involves transaction and interest costs on amounts borrowed, which may reduce performance. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks.

The mention of specific currencies, securities, issuers or sectors does not constitute a recommendation on behalf of the Fund or Carlyle.

Shares are not FDIC insured, may lose value and not have bank guarantee. Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

The Fund is distributed by Foreside Fund Services, LLC.

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2023, and are based on net assets.

Top Ten Industries (1)
Software	11.7%
Banking, Finance, Insurance & Real Estate	8.6%
Professional Services	6.9%
Health Care Providers & Services	5.8%
Hotels, Restaurants & Leisure	5.1%
Consumer Services	4.4%
Entertainment	4.2%
High Tech Industries	4.2%
Aerospace & Defense	3.7%
Capital Equipment	3.6%
(1) Although not industries, Collateralized Loan Obligations are well diversified pools of loans in varying industries, and Money Market Funds, which are short-term cash management vehicles, represent 23.0% and 8.5% of net assets, respectively.

Top Ten Holdings (2)
Park County Holdings, LLC, Term Loan	2.2%
Rome Bidco Ltd., Term Loan	1.6%
Neptune Bidco US, Inc., Term Loan	1.6%
Guidehouse LLP, Term Loan	1.5%
R&F International Sub 2 Ltd., Term Loan, Mezzanine	1.4%
Propulsion BC Finco S.a.r.l., Preferred Stock	1.4%
Tank Holding Corp., Term Loan	1.4%
Kaseya, Inc., Term Loan	1.3%
Finastra USA, Inc., Term Loan	1.3%
11852604 Canada, Inc., Term Loan	1.3%
(2) Holdings in Money Market Funds are excluded.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
First Lien Debt (68.1% of Net Assets)
222 North Miami, LLC	Term Loan, Tranche B	(4) (5) (6) (14)	Real Estate Management & Development	SOFR + 1318	18.56%	9/1/2025	$4,097,265	$4,009,781	$4,097,265
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 475	10.43%	4/20/2028	4,500,000	4,469,799	4,616,730
ABG Intermediate Holdings 2, LLC	Term Loan, Tranche B1	(3) (4) (13) (14)	Media: Advertising, Printing & Publishing	SOFR + 350	8.96%	12/21/2028	1,989,899	1,989,899	1,996,804
Acrisure, LLC	Term loan	(3) (4) (14)	Insurance	SOFR + 450	9.89%	11/6/2030	3,000,000	2,970,433	3,002,490
Acrisure, LLC	Term Loan, 2020 Tranche B	(2) (3) (4) (14)	Insurance	SOFR + 350	9.15%	2/15/2027	3,974,253	3,877,995	3,960,780
Acrisure, LLC	Term Loan, 2021 Tranche B	(2) (3) (4) (14)	Insurance	SOFR + 425	9.90%	2/15/2027	4,496,368	4,468,131	4,501,988
ADPD Holdings, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	11.68%	8/16/2028	266,272	252,247	182,644
ADPD Holdings, LLC	Term Loan	(2) (4) (5) (13) (14)	Consumer Services	SOFR + 600	11.68%	8/16/2028	9,853,004	9,646,084	8,653,464
Advanced Web Technologies Holding Company	Delayed Draw Term Loan 2	(4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 650	12.01%	12/17/2026	939,583	927,849	943,101
Advanced Web Technologies Holding Company	Incremental Term Loan, 3rd Amendment	(4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 675	12.26%	12/17/2026	398,810	388,488	405,373
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 625	11.76%	12/17/2026	1,127,627	1,115,451	1,131,849
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 625	11.76%	12/17/2026	649,902	636,744	652,336
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 625	11.76%	12/17/2026	2,866,681	2,834,857	2,877,416
AI Aqua Merger Sub, Inc.	Term Loan	(3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 425	9.61%	7/31/2028	5,000,000	5,000,000	5,017,200
AI Aqua Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Consumer Services	SOFR + 375	9.09%	7/31/2028	6,166,199	6,153,303	6,162,746
AI Grace AUS Bidco PTY LTD	Term Loan, Tranche B	(3) (4) (5) (14)	Consumer Goods: Non-Durable	SOFR + 650	11.85%	12/5/2029	18,285,714	17,743,704	17,737,143
Allied Benefit Systems Intermediate, LLC	Term Loan	(2) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 525	10.63%	10/31/2030	17,277,448	16,976,345	16,970,878
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4) (14)	Professional Services	SOFR + 375	9.21%	5/12/2028	4,929,671	4,876,964	4,903,248
Alpine Acquisition Corp II	Revolver	(4) (5) (6) (13) (14)	Transportation	SOFR + 600	11.44%	11/30/2026	2,068,203	2,023,573	1,915,786
Alpine Acquisition Corp II	Term loan	(2) (3) (4) (5) (13) (14)	Transportation	SOFR + 600	11.44%	11/30/2026	20,678,856	20,394,592	19,764,497
Alterra Mountain Company	Term Loan, Tranche B-2	(2) (3) (4) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 350	8.97%	8/17/2028	3,964,518	3,946,401	3,964,518
Altice Financing SA	Term Loan	(3) (4) (14)	Telecommunications	SOFR + 500	10.39%	10/31/2027	1,994,975	1,980,504	1,981,269
Altice France S.A.	Term Loan, Tranche B14	(2) (3) (4) (14)	Telecommunications	SOFR + 550	10.89%	8/15/2028	1,969,432	1,965,882	1,763,468

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Amentum Government Services Holdings, LLC	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 400	9.36%	2/15/2029	2,955,000	2,943,471	2,950,568
American Physician Partners, LLC	Delayed Draw Term Loan	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	8/5/2022	514,775	440,550	—
American Physician Partners, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	6/30/2023	260,367	229,444	—
American Physician Partners, LLC	Revolver	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	8/5/2022	146,253	145,976	—
American Physician Partners, LLC	Term Loan, Tranche A	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	8/5/2022	2,769,213	2,348,018	—
Amynta Agency Borrower, Inc.	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 425	9.61%	2/28/2028	1,990,013	1,990,013	1,990,013
Anticimex International AB	Term Loan, Tranche B1	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 315	8.89%	11/16/2028	4,972,126	4,907,175	4,955,569
Apex Companies Holdings, LLC	Specified Delayed Draw Term Loan	(4) (5) (6) (14)	Environmental Industries	SOFR + 625	11.63%	1/31/2028	147,541	126,708	149,423
Apex Companies Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Environmental Industries	SOFR + 625	11.63%	1/31/2028	3,190,574	3,115,555	3,197,131
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche A	(4) (5) (13) (14)	Professional Services	SOFR + 575	11.25%	12/29/2026	2,727,241	2,689,081	2,727,241
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche B	(4) (5) (13) (14)	Professional Services	SOFR + 575	11.25%	12/29/2026	2,787,832	2,749,881	2,787,832
Applied Technical Services, LLC	Delayed Draw Term Loan, 4th Amendment	(3) (4) (5) (13) (14)	Professional Services	SOFR + 600	11.43%	12/29/2026	1,068,270	1,048,478	1,078,952
Applied Technical Services, LLC	Term Loan, 4th Amendment	(3) (4) (5) (13) (14)	Professional Services	SOFR + 600	11.43%	12/29/2026	1,068,270	1,048,484	1,078,952
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Professional Services	SOFR + 575	11.11%	12/29/2026	966,650	954,750	966,650
Applied Technical Services, LLC	Revolver	(4) (5) (6) (13) (14)	Professional Services	SOFR + 575	11.11%	12/29/2026	227,273	222,602	227,273
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Professional Services	SOFR + 575	11.11%	12/29/2026	2,875,494	2,839,179	2,875,494
Appriss Health, LLC	Term Loan	(2) (4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 675	12.32%	5/6/2027	13,200,000	13,024,265	13,130,596
Aretec Group, Inc.	Incremental Term Loan	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 450	9.84%	8/9/2030	5,000,000	4,850,000	4,989,200
Armor Holdco Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Professional Services	SOFR + 450	9.93%	12/11/2028	1,960,000	1,943,825	1,962,450
Ascend Buyer, LLC	Revolver	(4) (5) (6) (13) (14)	Containers, Packaging & Glass	SOFR + 640	11.90%	9/30/2027	570,562	548,909	527,779
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 640	11.90%	9/30/2028	16,494,957	16,249,423	16,082,672
Ascensus Holdings, Inc.	Term Loan	(3) (4) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 350	8.97%	8/2/2028	4,986,951	4,951,476	4,969,497

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Associations, Inc.	Term Loan, 4th Incremental	(2) (3) (4) (5) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.16%	7/2/2027	1,570,549	1,555,655	1,564,481
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.18%	7/2/2027	506,323	503,225	504,366
Associations, Inc.	Delayed Draw Term Loan, Tranche B	(2) (4) (5) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.14%	7/2/2027	1,053,895	1,047,465	1,049,823
Associations, Inc.	Delayed Draw Term Loan, Tranche C	(2) (4) (5) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.12%	7/2/2027	1,054,011	1,047,581	1,049,938
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(2) (3) (4) (5) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.18%	7/2/2027	636,468	632,646	634,009
Associations, Inc.	Delayed Draw Term Loan, Tranche E	(4) (5) (6) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.14%	7/2/2027	1,658,879	1,646,882	1,652,416
Associations, Inc.	Revolver	(4) (5) (6) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.18%	7/2/2027	146,026	143,585	144,631
Associations, Inc.	Term Loan	(3) (4) (5) (8) (13) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	12.18%	7/2/2027	4,280,922	4,256,817	4,264,382
AssuredPartners, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Insurance	SOFR + 350	8.97%	2/12/2027	5,956,125	5,920,505	5,965,834
AssuredPartners, Inc.	Term Loan, Tranche B	(3) (4) (13) (14)	Insurance	SOFR + 350	8.97%	2/12/2027	994,898	993,723	996,142
Astra Acquisition Corp.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 525	10.86%	10/25/2028	7,968,427	6,613,493	5,113,101
Asurion, LLC	Term Loan, Tranche B10	(2) (3) (4) (13) (14)	Insurance	SOFR + 400	9.46%	8/19/2028	977,575	937,516	972,228
Athenahealth Group, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 325	8.61%	2/15/2029	7,146,047	7,084,975	7,106,743
Atlas AU Bidco Pty Ltd.	Term Loan	(2) (4) (5) (6) (14)	Software	SOFR + 725	12.61%	12/9/2028	2,890,277	2,806,270	2,919,179
Atlas US Finco, Inc.	Incremental Term Loan	(3) (4) (5) (14)	Software	SOFR + 675	12.40%	12/9/2029	1,338,091	1,311,471	1,311,329
Avalara, Inc.	Term Loan	(2) (4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 725	12.60%	10/19/2028	9,000,000	8,790,281	9,135,000
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11) (13) (14)	Specialty Retail	SOFR + 881	14.27%	12/20/2026	2,631,285	2,617,280	2,616,474
Barracuda Networks, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 450	9.88%	8/15/2029	3,974,912	3,895,120	3,870,571
Bausch & Lomb Corp.	Term Loan	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 400	9.36%	9/29/2028	4,987,500	4,939,305	4,968,797
Berlin Packaging, LLC	Term Loan, Tranche B5	(2) (3) (4) (13) (14)	Containers, Packaging & Glass	SOFR + 375	9.21%	3/11/2028	3,974,606	3,903,329	3,975,044
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche A	(4) (5) (8) (14)	High Tech Industries	SOFR + 400, 2.00% PIK	11.35%	8/8/2028	449,724	442,659	440,081
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche B	(4) (5) (6) (8) (14)	High Tech Industries	SOFR + 400, 2.00% PIK	11.35%	8/8/2028	45,341	41,626	40,197
BlueCat Networks, Inc.	Term Loan, Tranche A	(2) (3) (4) (5) (8) (14)	High Tech Industries	SOFR + 400, 2.00% PIK	11.35%	8/8/2028	3,197,350	3,146,228	3,128,786
Boxer Parent Company Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 425	9.61%	12/29/2028	4,000,000	3,960,000	4,023,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Boxer Parent Company Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 425	9.61%	10/2/2025	3,966,342	3,966,342	3,971,300
Bradyifs Holdings, LLC	Delayed Draw Term Loan	(2) (4) (5) (6) (14)	Distributors	SOFR + 600	11.38%	10/31/2029	670,037	575,927	573,341
Bradyifs Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Distributors	SOFR + 600	11.38%	10/31/2029	24,815,017	24,328,805	24,318,717
Broadstreet Partners, Inc.	Term Loan, Tranche B3	(2) (3) (4) (14)	Insurance	SOFR + 375	9.11%	1/27/2029	4,992,500	4,953,132	5,000,288
Brown Group Holding, LLC	Term Loan, Tranche B2	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 375	9.11%	7/2/2029	3,954,962	3,893,397	3,964,850
Cambrex Corp.	Term Loan	(2) (3) (4) (14)	Health Care Providers & Services	SOFR + 350	8.86%	12/4/2026	2,664,740	2,664,740	2,604,117
Cano Health, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 400	9.53%	11/23/2027	5,162,523	5,153,019	2,145,338
CD&R Madison Parent Ltd.	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (8) (14)	Commercial Services & Supplies	SONIA + 625, 2.00% PIK	13.44%	2/28/2030	£568,521	775,514	776,522
CD&R Madison Parent Ltd.	Term Loan, Tranche B1	(2) (3) (4) (5) (8) (14)	Commercial Services & Supplies	SONIA + 625, 2.00% PIK	13.44%	2/28/2030	£12,354,486	15,234,365	15,983,862
CD&R Madison Parent Ltd.	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (14)	Commercial Services & Supplies	EURIBOR + 575, 2.00% PIK	11.71%	2/28/2030	€6,090,265	6,457,186	6,824,199
Celerion Buyer, Inc.	Term Loan	(2) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 650	11.93%	11/5/2029	1,560,199	1,517,931	1,578,295
Central Parent, Inc.	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 400	9.35%	7/6/2029	7,761,475	7,649,912	7,792,366
Ceva Sante Animale	Term Loan, Tranche B	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 425	9.62%	11/1/2030	2,000,000	1,980,149	1,998,120
Chemical Computing Group ULC	Term Loan, Tranche A	(2) (3) (4) (5) (13) (14)	Software	SOFR + 450	9.86%	8/25/2025	1,780,882	1,779,058	1,773,129
City Football Group Ltd.	Term Loan	(2) (3) (4) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 300	8.47%	7/21/2028	3,960,000	3,948,788	3,931,963
Cobham Ultra SeniorCo S.a.r.l	Term Loan, Tranche B	(2) (3) (4) (14)	Electronic Equipment, Instruments & Components	SOFR + 350	9.36%	8/4/2029	2,962,687	2,962,687	2,914,543
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 400	9.54%	12/29/2027	3,892,180	3,893,821	3,674,879
Cordstrap Holding B.V.	Term Loan, Facility B	(2) (3) (4) (5) (8) (14)	Transportation	EURIBOR + 558, 2.06% PIK	11.72%	5/11/2028	€24,399,631	24,917,395	28,013,415
CoreLogic, Inc.	Term Loan	(2) (3) (4) (13) (14)	Commercial Services & Supplies	SOFR + 350	8.97%	6/2/2028	2,125,753	2,118,407	2,063,320
Coreweave Compute Acquisition Co. II, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Computers and Electronics Retail	SOFR + 875	14.12%	6/30/2028	2,423,484	2,357,422	2,352,539
Cornerstone OnDemand, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 375	9.22%	10/16/2028	4,957,273	4,560,990	4,785,008
Coupa Holdings,LLC	Term Loan	(2) (4) (5) (6) (14)	Software	SOFR + 750	12.86%	2/27/2030	6,478,637	6,307,889	6,619,779
Covetrus, Inc.	Term Loan	(3) (4) (14)	Health Care Providers & Services	SOFR + 500	10.35%	10/13/2029	1,994,975	1,957,906	1,991,244

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 800, 4.00% PIK	16.00%	5/21/2026	€12,571,817	12,626,344	12,549,781
CPI Intermediate Holdings, Inc.	Term Loan	(2) (4) (5) (6) (14)	Telecommunications	SOFR + 550	10.87%	10/8/2029	3,843,161	3,771,097	3,802,787
CQP Holdco LP	Term Loan, 4th Amendment	(3) (4) (13) (14)	Energy: Oil & Gas	SOFR + 300	8.45%	12/31/2030	6,259,547	6,251,368	6,267,372
CST Holding Company	Revolver	(2) (4) (5) (6) (13) (14)	Consumer Goods: Non-Durable	SOFR + 650	11.86%	11/1/2028	23,511	17,779	25,504
CST Holding Company	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Goods: Non-Durable	SOFR + 650	11.86%	11/1/2028	2,467,241	2,404,029	2,467,241
DCA Investment Holdings, LLC	Delayed Draw Term Loan, 3rd Amendment	(2) (4) (5) (14)	Health Care Providers & Services	SOFR + 650	11.85%	4/3/2028	618,986	603,511	611,001
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(2) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.75%	4/3/2028	483,667	480,335	475,881
DCA Investment Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.75%	4/3/2028	1,457,190	1,445,798	1,433,733
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.75%	4/3/2028	3,223,147	3,190,958	3,171,262
DCert Buyer, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 400	9.36%	10/16/2026	7,945,916	7,831,297	7,862,881
Delta TopCo, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Computers and Electronics Retail	SOFR + 375	9.12%	12/1/2027	6,949,199	6,669,173	6,931,826
Deltatre Bidco Limited	Term Loan, Tranche B Facility	(2) (3) (4) (5) (14)	Entertainment	EURIBOR + 775	11.72%	9/14/2028	€17,046,379	18,147,438	18,536,078
Deltatre Bidco Limited	Term Loan	(3) (4) (5) (14)	Entertainment	SOFR + 775	13.22%	9/14/2028	4,724,846	4,588,974	4,653,973
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan, Tranche 4	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.96%	12/22/2027	1,574,667	1,184,570	1,266,751
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	11.96%	12/22/2027	660,000	609,249	660,000
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan, Tranche 3	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.96%	12/22/2027	1,124,833	1,098,160	1,124,833
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan, Tranche 2	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.96%	12/22/2027	330,000	322,138	330,000
Denali Midco 2, LLC	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 650	11.96%	12/22/2027	4,937,500	4,818,390	4,937,500
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Automotives	SOFR + 375	9.36%	10/4/2028	1,699,527	1,695,457	1,687,256
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (3) (4) (14)	Software	SOFR + 375	9.22%	3/31/2028	5,778,999	5,738,316	5,717,106
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 550	10.95%	4/2/2026	11,665,875	11,193,645	11,840,863
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5) (13) (14)	Telecommunications	SOFR + 625	11.78%	8/4/2025	191,444	189,768	190,266
Diligent Corporation	Revolver	(4) (5) (6) (13) (14)	Telecommunications	SOFR + 625	11.78%	8/4/2025	63,288	62,312	62,567

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 625	11.78%	8/4/2025	1,403,496	1,390,691	1,394,859
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 575	11.28%	8/4/2025	1,653,250	1,646,640	1,630,874
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 575	11.28%	8/4/2025	2,236,750	2,221,945	2,206,477
Dwyer Instruments, Inc.	Delayed Draw Term Loan	(4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.20%	7/21/2027	988,374	975,765	988,374
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.20%	7/21/2027	19,285,199	19,017,905	19,285,199
Dwyer Instruments, Inc.	Delayed Draw Term Loan, Upsize	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	11.20%	7/21/2027	1,414,966	1,368,398	1,414,966
EAB Global, Inc.	Term Loan	(2) (3) (4) (13) (14)	Professional Services	SOFR + 350	8.97%	8/16/2028	4,984,772	4,947,656	4,971,063
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Utilities	SOFR + 350	9.11%	10/1/2027	2,803,185	2,794,306	2,795,476
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 500	10.45%	7/23/2026	10,497,289	8,711,520	6,311,495
Element Materials Technology Group US Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (13) (14)	Professional Services	SOFR + 425	9.70%	7/6/2029	1,594,421	1,593,405	1,576,484
Element Materials Technology Group US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Professional Services	SOFR + 425	9.70%	7/6/2029	3,454,579	3,443,483	3,415,715
Eliassen Group, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Professional Services	SOFR + 550	10.86%	4/14/2028	1,217,870	1,175,308	1,170,220
Eliassen Group, LLC	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 550	10.85%	4/14/2028	20,168,602	19,936,418	19,921,271
Ellkay, LLC	Term Loan	(2) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 600	11.28%	9/14/2027	13,963,787	13,752,074	11,808,819
Engineered Machinery Holdings, Inc.	Term Loan, Incremental	(2) (3) (4) (14)	Capital Equipment	SOFR + 350	9.11%	5/21/2028	1,960,000	1,953,158	1,943,458
Enverus Holdings, Inc.	Term Loan	(4) (5) (6) (14)	Software	SOFR + 550	10.86%	12/22/2029	19,536,680	19,208,005	19,206,680
Epicor Software Corporation	Incremental Term Loan	(3) (4) (14)	Software	SOFR + 375	9.11%	7/30/2027	500,000	495,214	504,000
Epicor Software Corporation	Term Loan	(3) (4) (13) (14)	Software	SOFR + 325	8.72%	7/30/2027	1,987,166	1,972,952	1,992,313
EPS Nass Parent, Inc.	Delayed Draw Term Loan	(4) (5) (13) (14)	Utilities	SOFR + 575	11.25%	4/19/2028	46,627	46,016	45,076
EPS Nass Parent, Inc.	Revolver	(4) (5) (6) (13) (14)	Utilities	SOFR + 575	11.25%	4/19/2026	58,102	57,441	55,847
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Utilities	SOFR + 575	11.25%	4/19/2028	828,390	817,082	800,835
eResearchTechnology, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 450	9.97%	2/4/2027	1,944,584	1,944,584	1,939,723
Excel Fitness Holdings, Inc.	Term Loan	(2) (4) (5) (6) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.85%	4/27/2029	6,156,445	5,999,980	6,055,047
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.85%	4/27/2029	3,684,704	3,597,522	3,672,452
Excelitas Technologies Corp.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	11.23%	8/13/2029	73,344	71,738	71,942

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Excelitas Technologies Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	11.23%	8/14/2028	226,630	220,700	221,377
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.23%	8/13/2029	2,987,412	2,936,436	2,944,941
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	EURIBOR + 575	9.75%	8/13/2029	€1,262,636	1,273,913	1,375,511
FCG Acquisitions, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 375	9.22%	3/31/2028	4,889,785	4,875,854	4,887,340
Fertitta Entertainment, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 400	9.36%	1/27/2029	4,927,424	4,876,772	4,926,389
Finastra USA, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 725	12.61%	9/13/2029	995,025	923,322	919,837
Finastra USA, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 725	12.71%	9/13/2029	36,240,602	35,541,162	35,515,789
Floating Infrastructure Holdings Finance, LLC	Term Loan, Tranche A	(2) (3) (5)	Transportation	9.00%	9.00%	8/13/2027	14,479,526	14,257,636	14,370,929
Flynn Restaurant Group LP	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Specialty Retail	SOFR + 425	9.72%	12/1/2028	4,924,810	4,869,991	4,948,203
FPG Intermediate Holdco, LLC	Term Loan, 3rd Amendment	(4) (5) (6) (14)	Consumer Services	SOFR + 675	12.29%	3/5/2027	71,829	58,642	63,633
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 400	9.45%	10/1/2027	4,390,773	4,379,648	4,259,049
Genesys Cloud Services, Inc.	Term Loan, Tranche B4	(2) (3) (4) (13) (14)	Telecommunications	SOFR + 400	9.47%	12/1/2027	4,736,033	4,709,654	4,751,236
GFP Atlantic Holdco 2, LLC	Term Loan	(4) (5) (6) (14)	Hotels, Restaurants & Leisure	SOFR + 600	11.37%	11/12/2027	849,039	666,539	771,314
Great Canadian Gaming Corp.	Term Loan	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 400	9.63%	11/1/2026	1,979,899	1,967,333	1,985,681
Greenhouse Software, Inc.	Incremental Term Loan, 2nd Amendment	(2) (4) (5) (6) (14)	Software	SOFR + 700	12.35%	9/1/2028	1,600,000	1,556,581	1,586,144
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 700	12.35%	9/1/2028	7,598,039	7,496,164	7,554,208
GTCR W Merger Sub, LLC	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 300	8.36%	9/20/2030	5,000,000	4,975,000	5,018,750
Guidehouse LLP	Term Loan	(2) (3) (4) (5) (8) (14)	Sovereign & Public Finance	SOFR + 375, 2.00% PIK	11.11%	12/14/2030	39,545,869	39,544,542	39,431,154
Hadrian Acquisition Limited	Acquisition Term Loan	(2) (3) (4) (5) (6) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 500, 2.75% PIK	12.94%	2/28/2029	£4,910,183	5,689,967	6,189,813
Hadrian Acquisition Limited	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 525, 3.43% PIK	13.87%	2/28/2029	£18,983,198	24,747,151	24,075,951
Heartland Home Services, Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (14)	Consumer Services	SOFR + 575	11.11%	12/15/2026	4,813,498	4,782,482	4,598,336
Heartland Home Services, Inc.	Delayed Draw Term Loan, 1st Amendment	(4) (5) (14)	Consumer Services	SOFR + 600	11.36%	12/15/2026	8,585,889	8,525,161	8,255,209
Heartland Home Services, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Consumer Services	SOFR + 600	11.36%	12/15/2026	2,277,823	2,246,043	2,163,326
Heartland Home Services, Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 600	11.36%	12/15/2026	6,857,952	6,795,235	6,593,822

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Helios Software Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 375	9.25%	3/11/2028	2,822,144	2,759,774	2,811,561
Helios Software Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 425	9.70%	7/18/2030	5,985,000	5,847,984	5,970,038
Hercules Borrower, LLC	Delayed Draw Term Loan	(2) (4) (5) (6) (13) (14)	Environmental Industries	SOFR + 550	10.95%	12/14/2026	2,046,991	2,009,634	2,018,943
Hercules Borrower, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Environmental Industries	SOFR + 625	11.70%	12/14/2026	6,026,935	5,933,623	6,026,935
Hercules Borrower, LLC	Term Loan	(3) (4) (5) (13) (14)	Environmental Industries	SOFR + 550	10.95%	12/14/2026	342,667	338,456	339,627
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 500	10.53%	11/15/2028	12,143,700	11,935,926	11,693,604
HS Spa Holdings Inc.	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 575	11.10%	6/2/2028	94,204	75,817	94,204
HS Spa Holdings Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 575	11.12%	6/1/2029	8,518,532	8,377,196	8,523,612
Hub International Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Insurance	SOFR + 400	9.37%	11/10/2029	5,949,925	5,926,950	5,968,786
HUB International Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Insurance	SOFR + 425	9.66%	6/20/2030	2,992,500	2,963,740	3,003,781
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 425	9.70%	8/19/2028	2,565,243	2,553,167	2,552,416
Hyperion Refinance S.a.r.l.	Term Loan, Tranche B	(3) (4) (14)	Insurance	SOFR + 400	9.36%	4/18/2030	2,992,462	2,970,150	2,995,574
iCIMS, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 725	12.62%	8/18/2028	407,214	374,432	405,319
iCIMS, Inc.	Term Loan	(2) (4) (5) (14)	Software	SOFR + 675	12.08%	8/18/2028	26,635,458	26,283,253	26,614,759
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	EURIBOR + 900	12.96%	5/9/2027	€20,800,000	24,844,401	22,904,758
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan,14th Amendment	(4) (5) (6) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 602	11.51%	8/27/2026	645,881	563,818	508,623
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 4th Amendment	(2) (3) (4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 605	11.54%	8/27/2026	5,844,375	5,809,438	5,764,323
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 6th Amendment	(4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 605	11.54%	8/27/2026	4,401,436	4,372,681	4,341,148
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 8th Amendment	(4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 602	11.51%	8/27/2026	2,948,332	2,920,634	2,903,239
Internap Holding, LLC	Term Loan	(3) (5) (8)	High Tech Industries	1.00%, 7.00% PIK	8.00%	7/31/2028	202,991	200,806	194,392
ION Trading Finance Ltd.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 475	10.20%	4/1/2028	7,108,283	7,082,423	7,103,876
IQN Holding Corp.	Term Loan	(2) (4) (5) (14)	Professional Services	SOFR + 525	10.64%	5/2/2029	6,905,229	6,842,754	6,933,306
IRIS Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Chemicals, Plastics & Rubber	SOFR + 475	10.23%	6/28/2028	2,962,500	2,778,984	2,727,366
iRobot Corporation	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Consumer Goods: Durable	SOFR + 650, 2.50% PIK	14.42%	7/24/2026	29,635,992	29,635,992	30,747,342
Isolved, Inc.	Term Loan, Tranche B	(3) (4) (5) (14)	Professional Services	SOFR + 400	9.48%	10/14/2030	4,500,000	4,477,994	4,500,000
Jeg's Automotive, LLC	Revolver	(4) (5) (13) (14)	Automotives	SOFR + 600	11.46%	12/22/2027	2,604,166	2,567,176	2,240,057
Jeg's Automotive, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Automotives	SOFR + 600	11.51%	12/22/2027	17,910,157	17,651,517	15,405,995

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Kaseya, Inc.	Delayed Draw Term Loan	(4) (5) (6) (8) (14)	High Tech Industries	SOFR + 350, 2.50% PIK	11.38%	6/25/2029	70,528	52,555	70,707
Kaseya, Inc.	Revolver	(4) (5) (6) (14)	High Tech Industries	SOFR + 550	10.88%	6/25/2029	519,029	486,640	519,029
Kaseya, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	High Tech Industries	SOFR + 350, 2.50% PIK	11.38%	6/25/2029	35,756,170	35,169,201	35,761,772
KRE Hyod Owner, LLC	Term Loan, Tranche A1	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 421	9.66%	9/13/2026	1,363,636	1,363,636	1,353,409
KRE Hyod Owner, LLC	Term Loan, Tranche A2	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 1046	15.92%	9/13/2024	3,962,943	3,962,943	3,943,128
Legence Holdings, LLC	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 350	8.96%	12/16/2027	3,426,630	3,420,687	3,425,911
LinQuest Corporation	Term Loan	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 575	11.23%	7/28/2028	9,775,000	9,634,407	9,372,555
Loyalty Ventures, Inc.	Term Loan, Tranche B	(3) (4) (5) (14) (15)	Professional Services	PRIME + 550	14.00%	11/3/2027	4,143,312	3,767,038	36,254
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.25%	6/10/2027	5,717,187	5,633,746	5,616,811
LVF Holdings, Inc.	Initial Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.25%	6/10/2027	5,973,946	5,897,890	5,882,991
Material Holdings, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Professional Services	SOFR + 600	11.45%	8/19/2027	766,853	757,180	738,018
Material Holdings, LLC	Revolver	(4) (5) (6) (13) (14)	Professional Services	SOFR + 600	11.45%	8/19/2027	374,041	364,964	346,993
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Professional Services	SOFR + 600	11.45%	8/19/2027	10,828,125	10,683,937	10,420,960
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(2) (4) (5) (14)	Aerospace & Defense	SOFR + 625	11.60%	6/1/2027	2,399,183	2,369,295	1,880,035
Maverick Acquisition, Inc.	Initial Term Loan	(3) (4) (5) (14)	Aerospace & Defense	SOFR + 625	11.60%	6/1/2027	10,525,236	10,392,090	8,247,728
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Specialty Retail	SOFR + 400	9.47%	5/4/2028	3,412,500	3,400,988	3,414,445
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 375	9.19%	3/1/2029	4,935,012	4,752,626	4,901,109
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 550	11.01%	12/23/2027	5,099,480	5,027,899	5,099,480
Medical Manufacturing Technologies, LLC	Revolver	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 550	11.01%	12/23/2027	1,420,396	1,398,982	1,420,396
Medical Manufacturing Technologies, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 550	11.01%	12/23/2027	12,654,436	12,472,093	12,654,436
MI Windows and Doors, LLC	Term Loan	(2) (3) (4) (14)	Consumer Services	SOFR + 350	8.86%	12/18/2027	1,214,323	1,216,055	1,216,606
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 525	10.77%	6/21/2027	1,750,000	1,730,166	1,807,505
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 375	9.40%	10/15/2028	5,909,962	5,820,982	5,899,738
NEFCO Holding Company, LLC	Incremental Term Loan, 1st Amendment	(3) (4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	12.03%	8/5/2028	558,384	488,297	566,937

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	12.14%	8/5/2028	593,012	583,509	594,430
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	12.09%	8/5/2028	380,142	374,206	381,051
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche C	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	12.15%	8/5/2028	830,643	816,995	832,630
NEFCO Holding Company, LLC	Revolver	(4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	12.15%	8/5/2028	360,059	347,994	360,059
NEFCO Holding Company, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Construction & Engineering	SOFR + 650	12.15%	8/5/2028	4,596,740	4,521,320	4,607,733
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C1	(4) (5) (14)	Consumer Services	SOFR + 650	11.88%	5/17/2028	96,332	93,761	97,296
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C2	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.85%	5/17/2028	4,470,696	4,180,993	4,582,228
North Haven Fairway Buyer, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.85%	5/17/2028	1,250,000	1,210,997	1,275,188
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 650	11.85%	5/17/2028	10,124,413	9,967,142	10,225,657
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (13) (14)	Consumer Services	SOFR + 550	11.30%	5/24/2027	199,045	196,049	193,582
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan A, 5th Amendment	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 550	11.14%	5/24/2027	1,516,280	1,000,622	1,086,802
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Professional Services	SOFR + 550	10.85%	4/28/2028	2,278,562	2,260,413	2,210,135
Oak Purchaser, Inc.	Term Loan	(2) (4) (5) (6) (14)	Professional Services	SOFR + 550	10.85%	4/28/2028	5,030,030	4,986,975	4,872,904
Ontario Gaming GTA LP	Term Loan, Tranche B	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 425	9.60%	8/1/2030	1,500,000	1,485,578	1,505,085
Optiv Parent Inc.	Term Loan	(2) (3) (4) (14)	Professional Services	SOFR + 525	10.63%	7/31/2026	6,987,500	6,736,478	6,648,606
Oranje Holdco, Inc.	Term Loan	(2) (4) (5) (6) (14)	Professional Services	SOFR + 750	12.88%	2/1/2029	6,038,961	5,888,373	6,086,075
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	SOFR + 350	9.11%	11/30/2027	4,879,598	4,882,680	4,876,866
Pactiv Evergreen Group Holdings Inc.	Term Loan, Tranche B	(3) (4) (13) (14)	Containers, Packaging & Glass	SOFR + 325	8.72%	9/24/2028	1,979,695	1,977,228	1,983,991
Park County Holdings, LLC	Term Loan	(3) (4) (5) (11) (14)	Entertainment	SOFR + 711	12.47%	11/29/2029	60,000,000	58,781,967	58,768,980
Parkway Generation, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Independent Power and Renewable Electricity Producers	SOFR + 475	10.39%	2/18/2029	3,489,862	3,420,194	3,349,640
Parkway Generation, LLC	Term Loan, Tranche C	(2) (3) (4) (13) (14)	Independent Power and Renewable Electricity Producers	SOFR + 475	10.39%	2/18/2029	461,742	452,536	443,189
Pearls Netherlands Bidco B.V.	Term Loan, Tranche B	(2) (3) (4) (14)	Transportation	SOFR + 375	9.13%	2/26/2029	2,947,500	2,941,721	2,910,656
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 375	9.21%	2/1/2028	4,879,727	4,831,157	4,885,826

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Performance Health Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 575	11.32%	7/12/2027	3,222,000	3,180,000	3,209,514
Pestco Intermediate, LLC	Term Loan	(2) (4) (5) (6) (13) (14)	Commercial Services & Supplies	SOFR + 650	12.03%	2/17/2028	3,678,707	3,543,239	3,633,599
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	11.12%	11/12/2027	12,778,112	12,581,422	12,429,689
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	11.12%	11/12/2027	10,137,664	9,995,255	9,894,102
Phoenix Guarantor, Inc.	Term Loan, Tranche B	(3) (4) (13) (14)	Health Care Providers & Services	SOFR + 325	8.72%	3/5/2026	3,994,805	3,989,865	3,989,093
Phoenix Guarantor, Inc.	Term Loan, Tranche B3	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 350	8.97%	3/5/2026	3,969,388	3,936,385	3,966,411
Planview Parent, Inc.	Term Loan	(3) (4) (13) (14)	Software	SOFR + 400	9.61%	12/17/2027	4,977,168	4,761,245	4,923,962
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 400	9.47%	6/2/2028	5,660,523	5,583,809	5,577,030
Portugal Street East Limited	Term Loan	(5) (6)	Real Estate Management & Development	11.50%	11.50%	12/20/2026	£1,875,522	2,371,825	2,384,052
Primetech Holdco S.a.r.l.	Term Loan	(3) (5) (8)	Insurance	12.00% PIK	12.00%	7/28/2029	€25,779,577	25,180,468	26,324,915
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	SOFR + 450	9.87%	9/15/2028	5,861,539	5,856,464	5,863,356
Project Castle, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Professional Services	SOFR + 550	10.90%	6/1/2029	4,937,500	4,501,768	4,357,344
Project Leopard Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 525	10.73%	7/20/2029	3,974,912	3,700,522	3,574,122
Proofpoint, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 325	8.72%	8/31/2028	8,926,963	8,805,500	8,917,679
Prophix Software Inc.	Incremental Term Loan	(2) (3) (4) (5) (6) (13) (14)	Software	SOFR + 650	11.96%	2/1/2026	6,907,722	6,825,567	6,907,722
Prophix Software Inc.	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Software	SOFR + 650	11.96%	2/1/2026	5,481,728	5,410,334	5,481,728
Prophix Software Inc.	Term Loan	(3) (4) (5) (13) (14)	Software	SOFR + 650	11.96%	2/1/2026	2,394,101	2,347,031	2,394,101
Propulsion BC Finco S.a.r.l.	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 375	9.10%	9/14/2029	6,049,000	6,036,411	6,050,089
Pushpay USA Inc.	Term Loan	(2) (4) (5) (6) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 675	12.28%	5/10/2029	20,011,574	19,406,948	19,922,140
PXO Holdings I Corp.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	11.00%	3/8/2028	2,365,128	2,299,085	2,268,049
PXO Holdings I Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	11.00%	3/8/2028	14,531,014	14,313,067	14,222,015
QBS Parent, Inc.	Term Loan	(2) (3) (4) (5) (14)	IT Services	SOFR + 425	9.79%	9/22/2025	5,953,003	5,203,725	5,685,117
Qnnect, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Aerospace & Defense	SOFR + 700	12.38%	11/2/2029	30,272	12,781	42,699
Qnnect, LLC	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	SOFR + 700	12.38%	11/2/2029	2,620,719	2,551,102	2,667,740

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Quantic Electronics, LLC	Incremental Term Loan, 2nd Amendment	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.70%	11/19/2026	1,980,327	1,957,922	1,924,728
Quantic Electronics, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.70%	3/1/2027	1,794,039	1,772,800	1,743,670
Quantic Electronics, LLC	Revolver, 3rd Amendment	(4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.70%	11/19/2026	460,282	455,187	447,359
Quantic Electronics, LLC	Term Loan, 3rd Amendment	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.70%	11/19/2026	2,796,411	2,762,533	2,717,900
Quantic Electronics, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.70%	3/1/2027	1,447,661	1,430,737	1,407,017
Quest Software US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 425	9.78%	2/1/2029	11,339,152	8,733,075	8,614,581
Rackspace Technology Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	High Tech Industries	SOFR + 275	8.23%	2/15/2028	4,961,410	2,405,806	2,145,810
Radwell Parent LLC	Term Loan, 1st Amendment	(2) (3) (4) (5) (14)	Distributors	SOFR + 675	12.10%	4/1/2029	18,418,609	17,938,077	18,528,654
Radwell Parent LLC	Revolver	(2) (4) (5) (6) (14)	Distributors	SOFR + 675	12.10%	4/1/2028	279,069	245,459	279,069
RealPage, Inc.	Term Loan	(3) (4) (13) (14)	Software	SOFR + 300	8.47%	4/24/2028	3,000,000	2,897,500	2,972,640
Redstone Holdco 2 LP	Term Loan	(2) (3) (4) (13) (14)	Computers and Electronics Retail	SOFR + 475	10.22%	4/27/2028	7,307,959	6,086,032	5,491,273
Rocket Software, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 475	10.11%	11/28/2028	4,987,500	4,914,408	4,891,640
Rome Bidco Ltd.	Delayed Draw Term Loan, Capex Facility	(3) (4) (5) (6) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 125, 6.50% PIK	12.94%	12/23/2027	£2,786,894	3,527,663	3,520,012
Rome Bidco Ltd.	Term Loan	(2) (3) (4) (5) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 125, 6.50% PIK	12.94%	12/23/2027	£34,532,030	46,001,226	43,356,013
RSC Acquisition, Inc.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	11.00%	11/1/2029	85,200	67,468	92,918
RSC Acquisition, Inc.	Delayed Draw Term Loan, Tranche 2	(4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	10.93%	11/1/2029	1,215,564	1,207,450	1,207,683
RSC Acquisition, Inc.	Delayed Draw Term Loan, Tranche 2	(4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	11.00%	11/1/2029	191,154	188,527	192,257
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	10.93%	11/1/2029	6,001,988	5,947,489	5,963,075
Sapphire Convention, Inc.	Revolver	(2) (3) (4) (5) (6) (13) (14)	Telecommunications	SOFR + 600	11.52%	11/20/2025	8,490	5,098	8,490
Sapphire Convention, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 600	11.52%	11/20/2025	4,113,344	4,087,871	4,113,344
Scientific Games Holding LP	Term Loan, Tranche B	(3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 350	8.91%	4/4/2029	5,959,774	5,906,791	5,956,794
SCP Eye Care HoldCo, LLC	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 575	11.21%	10/5/2029	24,911	23,928	24,580
SCP Eye Care HoldCo, LLC	Revolver	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 575	11.19%	10/5/2029	12,855	12,378	12,696
SCP Eye Care HoldCo, LLC	Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 575	11.21%	10/5/2029	119,508	116,382	118,494

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Sedgwick Claims Management Services, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Professional Services	SOFR + 375	9.11%	2/24/2028	3,979,975	3,936,289	3,989,368
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	SOFR + 400	9.47%	5/12/2028	2,932,500	2,916,083	2,917,310
Smarsh, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Software	SOFR + 575	11.10%	2/16/2029	510,180	494,370	499,074
Smarsh, Inc.	Term Loan	(2) (4) (5) (6) (14)	Software	SOFR + 575	11.10%	2/16/2029	4,081,438	4,012,698	4,034,237
SolarWinds Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 375	9.11%	2/5/2027	4,972,475	4,961,439	4,980,779
SonicWall US Holdings, Inc.	Term Loan	(3) (4) (14)	Electronic Equipment, Instruments & Components	SOFR + 500	10.36%	5/16/2028	3,000,000	2,914,281	2,962,500
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 350	8.96%	10/7/2027	5,914,794	5,878,628	5,920,354
Sovos Compliance, LLC	Term Loan	(3) (4) (13) (14)	Software	SOFR + 450	9.97%	8/11/2028	2,000,000	1,960,000	1,972,500
Speedstar Holding, LLC	Delayed Draw Term Loan, 1st Amendment	(2) (4) (5) (13) (14)	Automotives	SOFR + 725	12.78%	1/22/2027	216,283	211,017	216,949
Speedstar Holding, LLC	Incremental Term Loan, 1st Amendment	(2) (3) (4) (5) (13) (14)	Automotives	SOFR + 725	12.78%	1/22/2027	920,484	898,056	923,321
Speedstar Holding, LLC	Incremental Term Loan, 2nd Amendment	(3) (4) (5) (13) (14)	Automotives	SOFR + 725	12.78%	1/22/2027	2,510,392	2,435,762	2,435,080
Speedstar Holding, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Automotives	SOFR + 725	12.79%	1/22/2027	6,490,587	6,403,547	6,510,590
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (13) (14)	Consumer Services	SOFR + 650	12.03%	7/25/2028	4,145,013	4,077,680	4,147,919
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (13) (14)	Consumer Services	SOFR + 675	12.08%	7/25/2028	937,363	732,109	1,009,373
Spotless Brands, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	12.03%	7/25/2028	236,743	220,190	236,743
Spotless Brands, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 650	12.03%	7/25/2028	20,975,033	20,637,277	20,989,736
Star Parent, Inc.	Term Loan, Tranche B	(3) (4) (14)	Health Care Providers & Services	SOFR + 400	9.35%	9/27/2030	3,000,000	2,955,906	2,961,240
Summit Acquisition, Inc.	Term Loan	(2) (4) (5) (6) (14)	Insurance	SOFR + 675	12.10%	5/1/2030	7,425,153	7,146,524	7,466,831
Sunshine Luxembourg VII S.a.r.l	Term Loan, Tranche B3	(2) (3) (4) (14)	Consumer Goods: Non-Durable	SOFR + 375	9.20%	10/1/2026	5,941,456	5,884,893	5,966,945
Tank Holding Corp.	Incremental Delayed Draw Term Loan	(2) (4) (5) (6) (13) (14)	Capital Equipment	SOFR + 600	11.46%	3/31/2028	1,056,112	972,403	1,010,284
Tank Holding Corp.	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 600	11.46%	3/31/2028	7,282,896	7,085,915	7,176,678
Tank Holding Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	11.21%	3/31/2028	441,379	417,449	403,040
Tank Holding Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.21%	3/31/2028	37,362,068	36,792,519	36,496,639
Teneo Holdings, LLC	Term Loan	(2) (3) (4) (13) (14)	Professional Services	SOFR + 525	10.71%	7/12/2025	1,226,222	1,214,593	1,223,156

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *		Amortized Cost	Fair Value
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4) (14)	Software	SOFR + 325	8.76%	5/4/2026		5,880,322	5,822,108	5,889,907
TIBCO Software, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 450	9.95%	3/30/2029		9,924,899	9,155,809	9,675,586
Tiger Acquisition, LLC	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 325	8.71%	6/1/2028		2,932,500	2,932,500	2,914,788
TK Elevator Midco GmbH	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Capital Equipment	SOFR + 350	9.38%	7/30/2027		5,841,838	5,846,116	5,849,140
Trader Corporation	Term Loan	(2) (3) (4) (5) (14)	Automotives	CDOR + 675	12.19%	12/22/2028	C$	2,997,584	2,150,925	2,287,109
TransDigm, Inc.	Term Loan, Tranche J	(3) (4) (14)	Aerospace & Defense	SOFR + 325	8.60%	2/13/2031		2,000,000	1,995,036	2,007,500
Trioworld Midco 2 AB	Term Loan	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 10.25% PIK	14.24%	10/17/2028		€31,721,796	32,587,444	33,968,703
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Beverage, Food & Tobacco	SOFR + 325	8.86%	3/31/2028		5,274,811	5,243,508	5,219,426
Tufin Software North America, Inc.	IRA Delayed Draw Term Loan, 1st Amendment	(4) (5) (6) (13) (14)	Software	SOFR + 769	13.20%	8/25/2028		18,149	18,149	17,652
Tufin Software North America, Inc.	Incremental Term Loan, 1st Amendment	(3) (4) (5) (13) (14)	Software	SOFR + 769	13.20%	8/25/2028		8,485,519	8,318,196	8,413,434
Tufin Software North America, Inc.	Term Loan	(2) (4) (5) (13) (14)	Software	SOFR + 769	13.20%	8/25/2028		26,875,014	26,424,147	26,634,623
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 375	9.22%	4/21/2028		3,127,716	3,126,149	3,134,659
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 600	11.61%	10/19/2027		5,191,009	5,117,186	5,191,009
USI, Inc.	Term Loan	(3) (4) (14)	Insurance	SOFR + 325	8.60%	9/27/2030		4,987,500	4,975,189	4,989,046
USR Parent, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (14)	Specialty Retail	SOFR + 760	12.94%	4/25/2027		3,777,778	3,750,633	3,740,486
Vensure Employer Services, Inc.	Term Loan	(4) (5) (6) (14)	Professional Services	SOFR + 525	10.63%	3/26/2027		3,657,500	3,213,785	3,207,637
Verifone Systems, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	SOFR + 400	9.64%	8/20/2025		2,634,630	2,625,141	2,542,787
VGL Midco Ltd.	Term Loan, Tranche B1	(5) (8)	Media: Advertising, Printing & Publishing	8.75%, 5.25% PIK	14.00%	7/12/2024		£11,671,500	14,790,714	14,616,731
VGL Midco Ltd.	Term Loan, Tranche B2	(5) (8)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/12/2024		£12,111,094	15,347,789	15,167,253
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 400	9.63%	4/24/2028		5,958,818	5,589,383	5,893,271
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Telecommunications	SOFR + 350	9.18%	7/20/2028		5,879,892	5,876,745	5,865,192
WCG Purchaser Corp.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 400	9.47%	1/8/2027		1,902,453	1,905,712	1,904,241
Windsor Holdings III, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Chemicals, Plastics & Rubber	SOFR + 450	9.84%	8/1/2030		3,990,000	3,931,264	4,011,187
Wineshipping.Com, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.33%	10/29/2027		372,658	367,746	347,661

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Wineshipping.Com, LLC	Revolver	(2) (3) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.28%	10/29/2027	1,747,842	1,721,452	1,614,617
Wineshipping.Com, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.29%	10/29/2027	13,625,223	13,435,072	12,711,300
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Goods: Durable	SOFR + 575	11.18%	9/14/2027	6,606,923	6,517,493	6,408,795
YLG Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 500	10.48%	11/1/2025	769,884	760,822	769,884
YLG Holdings, Inc.	Incremental Term Loan	(3) (4) (5) (13) (14)	Consumer Services	SOFR + 500	10.48%	11/1/2025	1,170,458	1,157,142	1,170,458
Zelis Payments Buyer, Inc.	Term Loan	(2) (3) (4) (13) (14)	Health Care Technology	SOFR + 350	8.97%	9/30/2026	3,969,309	3,954,407	3,973,398
First Lien Debt Total (Cost of $1,837,408,868)								$1,837,408,868	$1,825,815,277

Second Lien Debt (7.6% of Net Assets)
11852604 Canada, Inc.	Term Loan	(4) (5) (8) (13) (14)	Health Care Providers & Services	SOFR + 9.50% PIK	15.00%	9/30/2028	$35,125,918	$34,663,377	$34,686,844
520 Mezz Owner 2, LLC	Term Loan, Mezzanine	(4) (5) (6) (8) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 12.62% PIK	17.97%	3/2/2026	9,258,119	9,057,527	9,125,089
Aimbridge Acquisition Co., Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 750	12.96%	2/1/2027	1,712,000	1,697,302	1,608,081
AP Plastics Acquisition Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 750	12.96%	8/10/2029	19,090,000	18,679,778	18,820,091
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 675	12.36%	7/27/2029	13,864,250	13,648,702	13,760,268
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	High Tech Industries	SOFR + 750	12.98%	3/3/2029	5,538,462	5,435,280	5,538,462
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	12.50%	6/30/2026	€1,876,305	2,043,525	2,071,347
Boxer Parent Company Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 550	10.97%	2/27/2026	4,000,000	3,957,219	3,981,240
Comet Acquisition, Inc.	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 750	12.86%	10/26/2026	384,615	384,224	384,741
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Automotives	SOFR + 875	14.22%	2/4/2027	2,500,000	2,443,531	2,425,000
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 725	12.70%	3/2/2029	2,000,000	1,985,434	1,493,340
Neptune Bidco US, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Professional Services	SOFR + 975	15.26%	10/11/2029	43,000,000	41,835,497	42,355,000
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Automotives	SOFR + 550, 2.00% PIK	13.03%	10/28/2028	3,594,342	3,525,025	3,362,240
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 775	13.22%	2/1/2029	4,444,944	4,395,151	4,437,309

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Loans (75.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Quartz Holding Company	Term Loan	(2) (3) (4) (5) (13) (14)	Software	SOFR + 800	13.46%	4/2/2027	1,200,000	1,188,656	1,200,000
Queensgate Gem UK Midco Ltd.	Term Loan	(5) (8)	Hotels, Restaurants & Leisure	12.75% PIK	12.75%	3/15/2024	£2,803,399	3,746,531	3,573,353
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(5) (8)	Hotels, Restaurants & Leisure	4.04%, 6.90% PIK	10.94%	3/15/2024	£5,321,915	7,147,246	7,258,431
R&F International Sub 2 Ltd.	Term Loan, Mezzanine	(3) (4) (5) (6) (14)	Professional Services	SONIA + 1303	18.23%	6/13/2026	£27,797,232	33,508,019	36,975,175
RXR Atlas Mezz, LLC	Term Loan, Mezzanine	(4) (5) (14)	Real Estate Management & Development	SOFR + 1000	15.32%	8/25/2025	5,000,000	4,954,231	4,987,500
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 750	13.01%	5/18/2026	1,500,000	1,439,049	1,363,590
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 850	14.14%	11/2/2028	2,000,000	1,971,817	1,858,759
Zippy Shell Incorporated	Delayed Draw Term Loan	(5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	600,000	589,760	612,000
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,357,137	2,448,000
Second Lien Debt Total (Cost of $200,654,018)								$200,654,018	$204,325,860
Corporate Loans Total (Cost of $2,038,062,886)								$2,038,062,886	$2,030,141,137

Investments—Collateralized Loan Obligations (23.0% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
522 Funding CLO Ltd.	Series 2019-5A, Class DR	(4) (5) (7) (14)	SOFR + 325	8.64%	4/15/2035	$8,100,000	$7,315,019	$7,604,491
522 Funding CLO Ltd.	Series 2019-5A,Class ER	(4) (5) (7) (14)	SOFR + 676	12.15%	4/15/2035	1,400,000	1,245,629	1,287,660
720 East CLO Ltd.	Series 2023-2A, Class D	(4) (5) (7) (14)	SOFR + 515	10.55%	10/15/2036	2,000,000	2,000,000	1,992,400
AGL CLO 1 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.18%	10/20/2034	5,500,000	5,160,340	5,319,226
AGL CLO 19 Ltd	Series 2022-19A, Class E	(2) (4) (5) (7) (14)	SOFR + 801	13.42%	7/21/2035	6,050,000	5,885,535	6,052,620
AGL CLO 5 Ltd	Series 2020-5A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 645	12.13%	7/20/2034	2,000,000	1,817,551	1,959,184
AGL CLO Ltd.	Series 2020-9A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 726	12.94%	1/20/2034	1,000,000	984,064	1,000,159
AGL CLO Ltd.	Series 2022-20A, Class E	(2) (4) (5) (7) (14)	SOFR + 836	13.78%	7/20/2035	2,700,000	2,607,544	2,714,982
Aimco CLO 20 Ltd	Series 2023-20A, Class E	(4) (5) (7) (14)	SOFR + 700	12.36%	10/16/2036	6,000,000	6,000,000	5,989,116
Allegany Park CLO Ltd	Series 2019-1A, Class ER	(4) (5) (7) (14)	SOFR + 640	11.82%	1/20/2035	1,500,000	1,411,491	1,412,845
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 646	12.12%	4/15/2034	4,000,000	3,967,861	3,764,080
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(4) (5) (7) (12)			10/20/2034	8,830,000	6,773,259	4,984,782
Anchorage Capital CLO Ltd.	Series 2016-8A, Class DR2	(4) (5) (7) (13) (14)	SOFR + 360	9.25%	10/27/2034	3,100,000	2,990,029	3,068,981
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 670	12.36%	4/15/2034	6,400,000	6,309,699	6,096,435
Antares CLO Ltd.	Series 2017-1A, Class DR	(4) (5) (7) (13) (14)	SOFR + 365	9.33%	4/20/2033	5,000,000	4,681,785	4,785,185
Antares CLO Ltd.	Series 2017-2A, Class DR	(4) (5) (7) (13) (14)	SOFR + 375	9.43%	10/20/2033	2,000,000	1,911,420	1,890,262
Apidos CLO Ltd.	Series 2012-11A, Class ER3	(4) (5) (7) (13) (14)	SOFR + 657	12.23%	4/17/2034	1,528,500	1,354,063	1,507,336
Apidos CLO Ltd.	Series 2018-18A, Class E	(4) (5) (7) (13) (14)	SOFR + 570	11.37%	10/22/2030	4,100,000	3,972,062	3,960,087
Apidos CLO Ltd.	Series 2023-45A, Class E	(4) (5) (7) (14)	SOFR + 840	13.78%	4/26/2036	2,470,000	2,422,619	2,516,962

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Collateralized Loan Obligations (23.0% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
ARBOUR CLO IX DAC	Series 9X, Class E	(4) (5) (14) (16)	EURIBOR + 579	9.76%	4/15/2034	€2,337,000	2,178,811	2,366,883
Ares CLO Ltd.	Series 2021-60A, Class SUB	(4) (5) (7) (12)			7/18/2034	6,500,000	4,802,486	3,642,933
Ares CLO Ltd.	Series 2022-66A, Class DR	(4) (5) (7) (14)	SOFR + 500	10.38%	7/25/2036	6,750,000	6,750,000	6,785,518
Ares CLO Ltd.	Series 2017-43A, Class ER	(4) (5) (7) (13) (14)	SOFR + 686	12.52%	7/15/2034	7,333,334	6,930,923	7,002,571
Avoca CLO XXVIII DAC	Series 28A, Class E	(4) (5) (7) (14)	EURIBOR + 736	11.33%	4/15/2037	€1,350,000	1,365,168	1,427,207
Babson CLO Ltd.	Series 2017-1A, Class F	(2) (4) (5) (7) (13) (14)	SOFR + 745	13.11%	7/18/2029	2,500,000	2,473,335	2,243,605
Babson CLO Ltd.	Series 2019-2A, Class DR	(4) (5) (7) (13) (14)	SOFR + 678	12.44%	4/15/2036	1,600,000	1,442,006	1,546,427
Babson CLO Ltd.	Series 2020-1A, Class ER	(4) (5) (7) (13) (14)	SOFR + 665	12.31%	10/15/2036	1,600,000	1,460,512	1,551,923
Babson CLO Ltd.	Series 2021-3A, Class SUB	(4) (5) (7) (12)			1/18/2035	14,100,000	10,569,664	7,841,539
Babson CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	SOFR + 840	13.82%	10/20/2034	1,333,334	1,241,167	1,340,437
Bain Capital Credit CLO Ltd.	Series 2022-3A, Class E	(2) (4) (5) (7) (14)	SOFR + 735	12.75%	7/17/2035	4,250,000	4,148,626	4,037,831
Bain Capital Euro CLO 2022-1 DAC	Series 2022-1X, Class E	(2) (4) (5) (14) (16)	EURIBOR + 699	10.96%	10/19/2034	€2,000,000	2,134,201	2,157,799
Ballyrock CLO Ltd.	Series 2022-21A, Class D	(4) (5) (7) (14)	SOFR + 876	14.18%	10/20/2035	1,000,000	962,879	1,007,090
Ballyrock CLO Ltd.	Series 2023-24A, Class D	(4) (5) (7) (14)	SOFR + 837	13.63%	7/15/2036	3,350,000	3,328,936	3,399,717
Bardin Hill CLO Ltd.	Series 2021-2A, Class D	(4) (5) (7) (13) (14)	SOFR + 336	9.00%	10/25/2034	2,000,000	1,802,429	1,902,314
Barings Middle Market CLO Ltd.	Series 2023-IA, Class C	(4) (5) (7) (14)	SOFR + 640	11.73%	1/20/2036	2,750,000	2,750,000	2,745,878
Barings Private Credit CLO Ltd	Series 2023-1A, Class C	(4) (5) (7) (14)	SOFR + 635	11.76%	7/15/2031	2,000,000	2,000,000	2,000,254
Battalion CLO Ltd.	Series 2021-19A, Class D	(4) (5) (7) (13) (14)	SOFR + 325	8.91%	4/15/2034	2,500,000	2,215,399	2,399,592
Battalion CLO Ltd.	Series 2017-11A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 685	12.51%	4/24/2034	3,000,000	2,975,319	2,543,778
BCC Middle Market CLO Ltd.	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 665	12.07%	7/20/2035	3,350,000	3,350,000	3,352,583
Benefit Street Partners CLO Ltd.	Series 2014-IVA, Class DRR	(2) (4) (5) (7) (13) (14)	SOFR + 720	12.88%	1/20/2032	2,500,000	2,481,053	2,472,692
Benefit Street Partners CLO Ltd.	Series 2016-10A, Class DRR	(2) (4) (5) (7) (13) (14)	SOFR + 675	12.43%	4/20/2034	3,500,000	3,443,234	3,490,630
Benefit Street Partners CLO Ltd.	Series 2019-19A, Class E	(4) (5) (7) (13) (14)	SOFR + 702	12.68%	1/15/2033	2,690,000	2,507,430	2,680,039
Benefit Street Partners CLO Ltd.	Series 2022-29A, Class E	(4) (5) (7) (14)	SOFR + 781	13.19%	1/25/2036	1,666,667	1,650,965	1,672,530
Benefit Street Partners CLO Ltd.	Series 2022-27A, Class E	(2) (4) (5) (7) (14)	SOFR + 812	13.54%	7/20/2035	3,734,483	3,564,226	3,746,452
Benefit Street Partners CLO Ltd.	Series 2023-32A, Class E	(4) (5) (7) (14)	SOFR + 735	12.71%	10/25/2036	4,000,000	4,000,000	3,991,496
Birch Grove CLO Ltd	Series 2022-4A, Class D	(4) (5) (7) (14)	SOFR + 386	9.25%	4/15/2034	2,250,000	2,167,016	2,235,251
Birch Grove CLO Ltd.	Series 2023-6A, Class D	(4) (5) (7) (14)	SOFR + 583	11.12%	7/20/2035	5,000,000	4,958,549	5,065,460
Blackrock European CLO DAC	Series 14A, Class E	(4) (5) (7) (14)	EURIBOR + 767	11.44%	7/15/2036	€1,150,000	1,205,967	1,227,365
BlackRock European CLO DAC	Series 5X, Class SUB	(4) (5) (12) (16)			7/16/2031	€2,750,000	1,369,495	1,132,058
BlueMountain CLO Ltd.	Series 2019-24A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 684	12.52%	4/20/2034	4,000,000	3,996,723	3,651,328
BlueMountain CLO Ltd.	Series 2019-25A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 725	12.91%	7/15/2036	5,725,000	5,705,974	5,171,913
BlueMountain CLO Ltd.	Series 2021-31A, Class E	(4) (5) (7) (13) (14)	SOFR + 653	12.19%	4/19/2034	735,000	639,640	654,119
BlueMountain CLO Ltd.	Series 2021-33A, Class SUB	(4) (5) (7) (12)			11/20/2034	5,900,000	4,532,858	3,378,039
Brightwood Capital MM CLO Ltd	Series 2023-1A, Class C	(4) (5) (7) (14)	SOFR + 480	10.20%	10/15/2035	2,900,000	2,844,962	2,853,835
Bryant Park Funding Ltd	Series 2023-21A, Class D	(4) (5) (7) (14)	SOFR + 545	10.94%	10/18/2036	4,800,000	4,800,000	4,783,613
Buckhorn Park CLO Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			7/18/2034	14,400,000	10,447,703	8,034,719
CBAM 2017-3 Ltd.	Series 2017-3A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 711	12.77%	7/17/2034	4,000,000	3,966,594	3,534,256

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Collateralized Loan Obligations (23.0% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
CBAM 2021-15 LLC	Series 2021-15A, Class SUB	(4) (5) (7) (12)			1/15/2036	11,267,262	8,284,986	5,982,587
Cedar Funding CLO Ltd.	Series 2016-6A, Class SUB	(4) (5) (7) (12)			4/20/2034	17,821,729	12,921,748	10,358,057
Cent CLO Ltd	Series 2020-29A, Class D1R	(4) (5) (7) (13) (14)	SOFR + 360	9.28%	10/20/2034	3,900,000	3,698,974	3,756,004
CIFC European Funding CLO IV DAC	Series 4X, Class E	(4) (5) (14) (16)	EURIBOR + 597	9.95%	8/18/2035	€2,845,000	2,746,961	2,911,694
CIFC Funding Ltd.	Series 2015-4A, Class SUB	(4) (5) (7) (12)			4/20/2034	5,952,500	2,736,721	1,954,141
CIFC Funding Ltd.	Series 2019-2A, Class ER	(4) (5) (7) (13) (14)	SOFR + 659	12.25%	4/17/2034	2,850,000	2,832,362	2,849,869
CIFC Funding Ltd.	Series 2020-4A, Class E	(4) (5) (7) (13) (14)	SOFR + 685	12.51%	1/15/2034	2,400,000	2,377,334	2,399,839
CIFC Funding Ltd.	Series 2021-3A, Class E1	(4) (5) (7) (13) (14)	SOFR + 640	12.06%	7/15/2036	1,500,000	1,474,225	1,485,601
CIFC Funding Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 715	12.52%	10/15/2037	6,000,000	6,000,000	6,010,716
CIFC Funding Ltd.	Series 2023-3A, Class E	(4) (5) (7) (14)	SOFR + 765	12.97%	1/20/2037	7,000,000	7,000,000	7,000,000
Clover CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 660	12.27%	4/22/2034	3,000,000	3,000,000	2,926,077
CVC Cordatus Loan Fund XXVII DAC	Series 27A, Class E	(4) (5) (7) (14)	EURIBOR + 835	12.13%	4/15/2035	€2,125,000	2,233,607	2,349,854
CVC Cordatus Loan Fund XXII DAC	Series 22X, Class E	(4) (5) (14) (16)	EURIBOR + 616	10.09%	12/15/2034	€1,550,000	1,535,778	1,616,096
Crown Point CLO Ltd.	Series 2021-10A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 685	12.53%	7/20/2034	3,000,000	2,924,885	2,859,195
Crown Point CLO Ltd.	Series 2019-8A, Class ER	(4) (5) (7) (13) (14)	SOFR + 713	12.81%	10/20/2034	3,462,500	3,020,592	3,349,051
Crown Point CLO Ltd.	Series 2020-9A, Class DR	(4) (5) (7) (13) (14)	SOFR + 375	9.41%	7/14/2034	2,000,000	1,838,446	1,999,872
Danby Park CLO Ltd.	Series 2022-1A, Class M1	(4) (5) (7) (12)			10/21/2035	7,190,750	—	111,485
Danby Park CLO Ltd.	Series 2022-1A, Class M2	(4) (5) (7) (12)			10/21/2035	7,190,750	—	260,075
Danby Park CLO Ltd.	Series 2022-1A, Class SUB	(4) (5) (7) (12)			10/21/2035	7,190,750	5,836,034	6,279,015
Davis Park CLO Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 695	12.37%	4/20/2035	5,000,000	5,000,000	5,003,530
Dryden Senior Loan Fund CLO Ltd.	Series 2021-95A, Class SUB	(4) (5) (7) (12)			8/20/2034	4,915,323	3,676,024	2,781,933
Dryden Senior Loan Fund CLO Ltd.	Series 2022-106A, Class E	(4) (5) (7) (14)	SOFR + 887	14.26%	10/15/2035	1,333,334	1,283,725	1,350,298
Elevation CLO Ltd.	Series 2021-13A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 695	12.61%	7/15/2034	3,000,000	2,950,051	2,557,449
Elmwood CLO 22 Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 765	13.05%	4/17/2036	3,350,000	3,350,000	3,388,719
Elmwood CLO III Ltd	Series 2019-3A, Class ER	(4) (5) (7) (13) (14)	SOFR + 650	12.18%	10/20/2034	2,650,000	2,639,107	2,650,019
Empower CLO Ltd.	Series 2022-1A, Class E	(4) (5) (7) (14)	SOFR + 855	13.97%	10/20/2034	1,000,000	954,158	1,013,432
Empower CLO Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 822	13.60%	4/25/2036	2,470,000	2,452,331	2,515,245
Empower CLO Ltd.	Series 2023-2A, Class D	(4) (5) (7) (14)	SOFR + 540	10.74%	7/15/2036	2,000,000	2,000,000	1,996,130
Flatiron CLO Ltd	Series 2021-1A, Class E	(4) (5) (7) (13) (14)	SOFR + 600	11.66%	7/19/2034	3,750,000	3,646,456	3,698,122
Generate CLO 8 Ltd.	Series 8A, Class ER	(4) (5) (7) (13) (14)	SOFR + 695	12.63%	10/20/2034	2,820,000	2,617,226	2,819,941
Glenbrook Park CLO DAC	Series 1A, Class E	(4) (5) (7) (14)	EURIBOR + 758	11.27%	7/21/2036	€2,750,000	2,802,224	2,942,947
Golub Capital Partners CLO Ltd.	Series 2019-42RA, Class DR	(4) (5) (7) (14)	SOFR + 610	11.42%	1/20/2036	4,800,000	4,800,000	4,800,000
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 670	12.38%	7/20/2034	4,000,000	3,966,814	3,874,944
Golub Capital Partners CLO Ltd.	Series 2023-68A, Class D	(4) (5) (7) (14)	SOFR + 545	10.85%	7/25/2036	6,750,000	6,750,000	6,772,046
Golub Capital Partners CLO Ltd.	Series 2021-54A, Class D	(4) (5) (7) (13) (14)	SOFR + 385	9.50%	8/5/2033	3,750,000	3,575,609	3,597,330
Golub Capital Partners CLO Ltd.	Series 2013-16A, Class DR2	(4) (5) (7) (13) (14)	SOFR + 400	9.64%	7/25/2033	2,000,000	1,930,216	1,963,994
Halseypoint CLO Ltd.	Series 2023-7A, Class D	(4) (5) (7) (14)	SOFR + 584	11.10%	7/20/2036	3,100,000	3,074,348	3,145,152
Henley Funding Ltd.	Series 7X, Class E	(2) (4) (5) (14) (16)	EURIBOR + 714	11.10%	4/25/2034	€2,000,000	2,144,530	2,179,206

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Collateralized Loan Obligations (23.0% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
HPS Loan Management Ltd.	Series 2023-18A, Class D	(4) (5) (7) (14)	SOFR + 575	11.08%	7/20/2036	3,750,000	3,750,000	3,824,888
HPS Private Credit CLO 2023-1 LLC	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 675	12.01%	7/15/2035	6,000,000	6,000,000	6,041,118
Invesco CLO 2021-1 Ltd	Series 2021-1A, Class E	(4) (5) (7) (13) (14)	SOFR + 646	12.12%	4/15/2034	3,075,000	2,946,436	2,961,588
Invesco CLO Ltd	Series 2023-3A, Class D	(4) (5) (7) (14)	SOFR + 540	10.82%	7/15/2036	3,900,000	3,900,000	3,934,570
Invesco CLO Ltd	Series 2023-3A, Class E	(4) (5) (7) (14)	SOFR + 816	13.58%	7/15/2036	3,000,000	2,944,940	3,031,095
Ivy Hill Middle Market Credit Fund XXI Ltd.	Series 21A, Class D	(4) (5) (7) (14)	SOFR + 640	11.82%	7/18/2035	2,000,000	2,000,000	2,002,062
Katayma CLO I Ltd	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 525	10.62%	10/20/2036	2,000,000	2,000,000	1,998,858
KKR Financial CLO Ltd	Series 44A, Class D	(4) (5) (7) (14)	SOFR + 500	10.31%	1/20/2036	5,000,000	5,000,000	5,000,850
KKR Financial CLO Ltd.	Series 10, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.15%	9/15/2029	3,000,000	2,971,358	2,999,814
KKR Financial CLO Ltd.	Series 2021-36A, Class SUB	(4) (5) (7) (12)			10/15/2034	8,600,000	6,423,657	5,755,677
KKR Financial CLO Ltd.	Series 2023-46A, Class E	(4) (5) (7) (14)	SOFR + 821	13.63%	4/20/2035	2,100,000	2,070,399	2,102,759
KKR Financial CLO Ltd.	Series 2023-52A, Class E	(4) (5) (7) (14)	SOFR + 881	14.09%	7/16/2036	1,000,000	978,389	1,013,667
KKR Financial CLO Ltd.	Series 35A, Class E	(4) (5) (7) (13) (14)	SOFR + 682	12.50%	10/20/2034	1,500,000	1,379,730	1,445,093
Madison Park Euro Funding IX DAC	Series 9X, Class ER	(4) (5) (14) (16)	EURIBOR + 611	10.08%	7/15/2035	€5,725,000	5,506,639	5,813,513
Madison Park Funding Ltd.	Series 2018-32A, Class ER	(4) (5) (7) (13) (14)	SOFR + 620	11.87%	1/22/2031	1,800,000	1,672,362	1,798,333
Madison Park Funding Ltd.	Series 2022-54A, Class E1	(4) (5) (7) (14)	SOFR + 895	14.36%	10/21/2034	750,000	729,276	761,933
Madison Park Funding Ltd.	Series 2023-63A, Class E	(4) (5) (7) (14)	SOFR + 857	13.98%	4/21/2035	6,000,000	5,857,401	6,088,602
Madison Park Funding Ltd.	Series 2023-63A, Class D	(4) (5) (7) (14)	SOFR + 550	10.91%	4/21/2035	3,500,000	3,500,000	3,551,646
Madison Park Funding Ltd.	Series 2022-55A, Class E	(2) (4) (5) (7) (14)	SOFR + 817	13.57%	7/18/2035	5,818,182	5,712,348	5,852,585
Madison Park Funding Ltd.	Series 2020-47A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 746	13.12%	1/19/2034	700,000	690,320	700,229
Madison Park Funding Ltd.	Series 2015-17A, Class SUB	(4) (5) (7) (12)			7/21/2030	24,315,250	7,412,632	4,419,005
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 711	12.78%	4/23/2034	2,500,000	2,479,333	2,350,245
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 720	12.86%	10/17/2034	4,000,000	3,932,075	3,582,564
MidOcean Credit CLO Ltd	Series 2023-13A, Class D	(4) (5) (7) (14)	SOFR + 509	10.42%	1/21/2037	3,850,000	3,811,521	3,811,500
Morgan Stanley Eaton Vance CLO 2022-18 Ltd.	Series 2022-18A, Class D	(4) (5) (7) (14)	SOFR + 500	10.42%	10/20/2035	4,000,000	3,976,198	4,018,952
Neuberger Berman CLO Ltd	Series 2015-20A, Class ERP	(4) (5) (7) (13) (14)	SOFR + 650	12.16%	7/15/2034	1,000,000	909,258	979,521
Neuberger Berman CLO Ltd	Series 2022-49A, Class E	(4) (5) (7) (14)	SOFR + 700	12.38%	7/25/2034	480,000	462,043	479,956
Neuberger Berman Loan Advisers LaSalle Street Lending CLO I Ltd.	Series 2023-1A, Class D1	(4) (5) (7) (14)	SOFR + 500	10.42%	10/25/2036	3,850,000	3,812,674	3,855,771
OHA Credit Funding 15 Ltd.	Series 2023-15A, Class E	(4) (5) (7) (14)	SOFR + 800	13.12%	4/20/2035	2,450,000	2,450,000	2,488,872
Oak Hill Credit Partners X-R Ltd.	Series 2014-10RA, Class ER	(4) (5) (7) (13) (14)	SOFR + 625	11.93%	4/20/2034	1,500,000	1,472,114	1,493,600
OCP CLO Ltd.	Series 2023-28A, Class D	(4) (5) (7) (14)	SOFR + 535	10.77%	7/16/2036	5,062,500	5,062,500	5,131,887
Octagon 70 Alto Ltd	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 409	9.50%	10/20/2036	4,850,000	4,711,281	4,741,700
Octagon 70 Alto Ltd	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 666	12.07%	10/20/2036	1,575,000	1,499,516	1,484,512
Octagon Investment Partners 40 Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			1/20/2035	22,500,000	14,489,317	9,765,167
Octagon Investment Partners 44 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 675	12.41%	10/15/2034	6,425,000	6,327,352	5,213,772
Octagon Investment Partners 58 Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 720	12.59%	7/15/2037	9,500,000	9,500,000	9,307,388
OFSI Fund Ltd.	Series 2023-12A, Class E	(4) (5) (7) (14)	SOFR + 885	14.27%	1/20/2035	350,000	343,450	351,160

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Collateralized Loan Obligations (23.0% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
OHA Credit Funding 16 Ltd	Series 2023-16A, Class E	(4) (5) (7) (14)	SOFR + 675	12.11%	10/20/2036	8,000,000	8,000,000	7,983,240
Palmer Square CLO Ltd.	Series 2023-3A, Class E	(4) (5) (7) (14)	SOFR + 783	13.19%	1/20/2037	3,500,000	3,465,053	3,463,751
Palmer Square CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	SOFR + 858	14.00%	10/20/2035	2,666,667	2,541,922	2,713,360
Palmer Square CLO Ltd.	Series 2023-2A, Class E	(4) (5) (7) (14)	SOFR + 824	13.66%	4/20/2036	2,820,000	2,779,267	2,868,828
Palmer Square European CLO Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	EURIBOR + 759	11.44%	7/15/2036	€1,150,000	1,202,804	1,231,630
Providus CLO DAC	Series 7X, Class E	(2) (4) (5) (14) (16)	EURIBOR + 769	11.66%	7/15/2036	€2,250,000	2,253,897	2,433,440
Regatta VI Funding Ltd.	Series 2016-1A, Class ER2	(2) (4) (5) (7) (13) (14)	SOFR + 675	12.43%	4/20/2034	2,500,000	2,298,072	2,475,030
Regatta XV Funding Ltd.	Series 2018-4A, Class D	(4) (5) (7) (13) (14)	SOFR + 650	12.14%	10/25/2031	3,000,000	2,980,361	2,925,663
Regatta XXIII Funding Ltd.	Series 2021-4A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 670	12.38%	1/20/2035	5,000,000	4,821,359	5,000,070
Regatta XXV Funding Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 841	13.66%	7/15/2036	4,250,000	4,178,140	4,318,272
Regatta XXVI Funding Ltd.	Series 2023-2A, Class E	(4) (5) (7) (14)	SOFR + 790	13.13%	1/25/2037	6,000,000	5,880,201	5,997,366
Rockford Tower CLO Ltd	Series 2021-3A, Class D	(4) (5) (7) (13) (14)	SOFR + 325	8.93%	10/20/2034	5,500,000	5,197,413	5,276,486
Rockford Tower CLO Ltd	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 532	10.67%	1/20/2036	4,300,000	4,257,178	4,318,567
RR Ltd.	Series 2021-16A, Class D	(4) (5) (7) (13) (14)	SOFR + 625	11.91%	7/15/2036	2,825,000	2,569,101	2,729,035
RR Ltd.	Series 2023-26A, Class D	(4) (5) (7) (14)	SOFR + 825	13.64%	4/15/2038	2,750,000	2,729,536	2,796,167
Silver Point CLO, Ltd.	Series 2023-2A, Class E	(4) (5) (7) (14)	SOFR + 899	14.41%	4/20/2035	1,150,000	1,106,280	1,157,450
Sixth Street CLO Ltd	Series 2023-23A, Class E	(4) (5) (7) (14)	SOFR + 705	12.42%	10/23/2036	4,000,000	4,000,000	3,999,944
Sound Point CLO Ltd.	Series 2021-1A, Class D	(4) (5) (7) (13) (14)	SOFR + 350	9.14%	4/25/2034	3,000,000	2,708,715	2,890,551
Sound Point CLO Ltd.	Series 2023-36A, Class D	(4) (5) (7) (14)	SOFR + 570	11.12%	7/26/2036	3,000,000	3,000,000	3,013,401
Sound Point CLO Ltd.	Series 2023-37A, Class D	(4) (5) (7) (14)	SOFR + 555	10.87%	1/29/2037	4,800,000	4,800,000	4,793,299
Sound Point CLO Ltd.	Series 2019-2A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 647	12.13%	7/15/2034	3,000,000	2,950,510	2,440,707
Sound Point CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 685	12.49%	4/25/2034	4,000,000	3,934,017	3,594,244
Sound Point CLO Ltd.	Series 2021-3A, Class D	(4) (5) (7) (13) (14)	SOFR + 325	8.89%	10/25/2034	5,000,000	4,479,059	4,607,470
Symphony CLO Ltd.	Series 2023-30A, Class D	(4) (5) (7) (14)	SOFR + 585	11.27%	4/20/2035	4,000,000	4,000,000	4,030,272
Symphony CLO Ltd.	Series 2021-25A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.16%	4/19/2034	3,458,334	3,079,679	3,239,947
Symphony CLO Ltd.	Series 2021-26A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 750	13.18%	4/20/2033	3,500,000	3,500,000	3,304,546
Symphony CLO Ltd.	Series 2022-33A, Class E	(2) (4) (5) (7) (14)	SOFR + 710	12.50%	4/24/2035	5,000,000	5,000,000	4,877,220
Tikehau CLO IX DAC	Series 9A, Class E	(4) (5) (7) (14)	EURIBOR + 691	10.90%	4/20/2036	€2,130,000	2,061,596	2,178,684
Trimaran Cavu Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.17%	4/23/2032	3,000,000	2,932,409	2,967,894
Trinitas CLO Ltd.	Series 2019-10A, Class DR	(4) (5) (7) (14)	SOFR + 360	8.99%	1/15/2035	5,600,000	5,042,273	5,399,822
Trinitas CLO Ltd.	Series 2020-12A, Class D	(4) (5) (7) (13) (14)	SOFR + 400	9.64%	4/25/2033	4,150,000	3,977,839	4,149,768
Trinitas CLO Ltd.	Series 2023-23A, Class D	(4) (5) (7) (14)	SOFR + 535	10.69%	10/20/2036	2,000,000	2,000,000	1,998,338
Trinitas Euro CLO IV DAC	Series 4A, Class E	(4) (5) (7) (14)	EURIBOR + 711	11.11%	5/15/2038	€1,400,000	1,394,773	1,453,363
Venture CLO Ltd.	Series 2022-45A, Class E	(4) (5) (7) (14)	SOFR + 770	13.12%	7/20/2035	10,000,000	9,775,445	7,890,310
Voya CLO Ltd.	Series 2020-3A, Class SUB	(4) (5) (7) (12)			10/20/2031	5,450,000	4,069,091	3,954,243
Voya CLO Ltd.	Series 2021-2A, Class E	(4) (5) (7) (13) (14)	SOFR + 660	12.28%	10/20/2034	1,000,000	895,890	953,154
Voya Euro CLO VI DAC	Series 6A, Class E	(4) (5) (7) (14)	EURIBOR + 720	11.17%	4/15/2037	€2,500,000	2,520,044	2,741,671
Voya Euro CLO V DAC	Series 5X, Class E	(4) (5) (14) (16)	EURIBOR + 581	9.78%	4/15/2035	€1,416,000	1,362,658	1,444,080

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Collateralized Loan Obligations (23.0% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Wellfleet CLO Ltd.	Series 2019-1A, Class D	(4) (5) (7) (13) (14)	SOFR + 690	12.58%	7/20/2032	5,000,000	4,973,747	4,423,390
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 661	12.29%	4/20/2034	5,000,000	4,940,583	4,470,175
Wellfleet CLO Ltd.	Series 2021-2A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 696	12.62%	7/15/2034	6,875,000	6,757,986	5,898,839
Wellington Management CLO 1 Ltd	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 485	10.24%	10/20/2036	3,150,000	3,150,000	3,126,548
Wind River CLO Ltd.	Series 2017-3A, Class DR	(4) (5) (7) (13) (14)	SOFR + 385	9.51%	4/15/2035	4,300,000	4,110,876	4,106,565
Wind River CLO Ltd.	Series 2019-3A, Class SUB	(4) (5) (7) (12)			4/15/2031	17,900,000	11,523,432	6,408,854
Wind River CLO Ltd.	Series 2021-4A, Class SUB	(4) (5) (7) (12)			1/20/2035	4,814,180	3,509,620	2,426,431
Wind River CLO Ltd.	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 633	11.71%	4/25/2036	5,500,000	5,447,733	5,544,643
Wind River CLO Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 852	13.90%	4/25/2036	1,150,000	1,106,044	1,135,145
Collateralized Loan Obligations Total (Cost of $645,998,814)							$645,998,814	$615,794,457

Investments—Asset Backed Securities (2.6% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Adams Outdoor Advertising LP	Series 2023-1, Class C	(5) (7)	Media: Advertising, Printing & Publishing	11.71%	11.71%	7/15/2053	$10,000,000	$9,999,911	$10,079,766
CSS PL 2023-1 Trust	Series 2023-1, Class SUB	(5) (19)	Diversified Investment Vehicles				9,531,000	9,531,000	9,531,000
Craft Ltd.	Series 2023-IA, Class CLN	(4) (5) (7) (14)	Diversified Investment Vehicles	SOFR + 1175	17.06%	11/28/2032	2,000,000	2,000,000	2,035,000
MNR ABS Issuer I, LLC	Series 2023-1, Class A-1	(5)	Energy: Oil & Gas	8.12%	8.12%	12/15/2038	10,000,000	10,000,000	10,000,000
MNR ABS Issuer I, LLC	Series 2023-1, Class A-2	(5)	Energy: Oil & Gas	8.95%	8.95%	12/15/2038	10,000,000	10,000,000	10,000,000
MNR ABS Issuer I, LLC	Series 2023-1, Class B	(5)	Energy: Oil & Gas	12.44%	12.44%	12/15/2038	10,000,000	10,000,000	10,000,000
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class A2	(5)	High Tech Industries	8.05%	8.05%	11/22/2033	7,196,000	7,195,638	7,278,668
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class B	(5)	High Tech Industries	8.99%	8.99%	11/22/2033	7,010,000	7,009,914	7,084,446
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class C	(5)	High Tech Industries	11.70%	11.70%	11/22/2033	4,591,000	4,590,841	4,587,336
Asset Backed Securities Total (Cost of $70,327,304)								70,327,304	70,596,216

Investments—Common Stock (0.3% of Net Assets)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	(3) (5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/11/2022	163	$250,000	$305,124
Buckeye Parent, LLC	(5) (9) (10)	Automotives	12/22/2021	221,234	221,234	21,311
Cobham Ultra 1 CY S.C.A.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	4,907,800	49,078	65,470
Cobham Ultra S.à r.l.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	7,695	9,376	13,151
Cordstrap Holding B.V.	(3) (5) (9) (10)	Transportation	5/12/2022	424,234	440,079	3,074,530
Dwyer Instruments, Inc.	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	51,950	136,526
Internap Holding, LLC	(3) (5) (9) (10)	High Tech Industries	7/31/2023	352,994	114,299	114,299
iQOR US, Inc.	(3) (5) (9) (10)	Professional Services	11/27/2020	55,976	713,694	47,244
KRE HYOD Owner, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	9/22/2021	108,906	108,906	114,352
NearU Holdings LLC	(5) (9) (10)	Consumer Services	8/4/2022	9,881	988,143	455,808

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Common Stock (0.3% of Net Assets)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Primetech Holdco S.a.r.l.	(5) (9) (10)	Insurance	7/28/2022	330	1,957,394	2,078,670
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,232	523,244	491,572
Sinch AB	(9)	High Tech Industries	2/25/2022	5,304	—	19,726
Tank Holding Corp.	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	—	673,518
Tufin Software North America, Inc.	(5) (9) (10)	Software	8/25/2022	678,938	970,874	1,129,485
Wineshipping.Com, LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	61,332	43,643
WP Summit Co. Invest, L.P.	(5) (9) (10)	Insurance	4/27/2023	151,515	151,515	201,862
Common Stock Total (Cost of $6,611,118)					$6,611,118	$8,986,291

Investments—Corporate Bonds (10.0% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Secured (7.1% of Net Assets)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$711,555	$711,555	$718,671
Artera Services, LLC	(2) (3) (7)	Capital Equipment	9.03%	9.03%	12/4/2025	1,000,000	1,006,546	940,920
Athena S.p.A	(3) (5) (8)	Entertainment	8.75% PIK	8.75%	4/12/2027	€30,033,987	31,829,017	32,990,245
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	397,073	397,073	404,816
Cartiere Villa Lagarina S.p.A.	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 4.75% PIK	14.35%	12/22/2025	€2,812,626	3,355,966	3,035,137
Cartitalia S.p.A	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 4.75% PIK	14.35%	12/22/2025	€2,278,076	2,709,844	2,458,297
Cloud Software Group, Inc.	(7)	Software	9.00%	9.00%	9/30/2029	11,329,000	9,126,421	10,762,550
Cobham Ultra PikCo S.a.r.l.	(3) (4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 825	13.68%	8/4/2031	12,242,553	12,041,540	12,181,340
Cobham Ultra Sunco S.a.r.l	(2) (3) (4) (5) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 725	12.78%	8/4/2030	23,131,000	22,722,555	22,957,518
Constellation Automotive Financing PLC	(3) (7)	Specialty Retail	4.88%	4.88%	7/15/2027	£2,490,000	2,644,896	2,595,683
Fideicomiso Fiduoccidente - Acciones TCBuen	(5)	Banking, Finance, Insurance & Real Estate	9.45%	9.45%	12/30/2029	11,000,000	10,908,280	11,000,000
GasLog Ltd.	(3) (5)	Energy: Oil & Gas	7.75%	7.75%	3/21/2029	23,069,968	22,939,161	22,781,593
GoTo Group, Inc.	(2) (3) (7)	Software	5.50%	5.50%	9/1/2027	8,000,000	4,735,780	3,861,920
Grec II CWF, LLC	(3) (5)	Independent Power and Renewable Electricity Producers	8.25%	8.25%	7/24/2028	8,820,000	8,717,577	8,709,750
ION Trading Technologies S.a.r.l.	(2) (3) (7)	High Tech Industries	5.75%	5.75%	5/15/2028	3,000,000	2,496,938	2,662,590
NPA 2023 Holdco, LLC	(3) (5) (6)	Independent Power and Renewable Electricity Producers	8.75%	8.75%	10/10/2028	30,616,069	30,247,471	30,233,368
Rackspace Technology Global, Inc.	(2) (3) (7)	High Tech Industries	5.38%	5.38%	12/1/2028	2,000,000	1,740,861	720,000
Team KGK, LLC	(2) (3) (5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,172,727	9,106,974	9,172,727
Tolentino S.p.A.	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 4.75% PIK	14.35%	12/22/2025	€1,054,735	1,258,487	1,138,176
Windstream Holdings, Inc.	(2) (3) (7)	Telecommunications	7.75%	7.75%	8/15/2028	7,000,000	6,100,748	6,128,220
Zayo Group Holdings, Inc.	(2) (3) (7)	Telecommunications	4.00%	4.00%	3/1/2027	7,000,000	5,808,967	5,569,410
Secured Total (Cost of $190,606,657)							$190,606,657	$191,022,931

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Corporate Bonds (10.0% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value

Unsecured (2.9% of Net Assets)
Aretec Escrow Issuer, Inc.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	$9,140,000	$9,235,502	$8,226,000
CCO Holdings LLC.	(2) (3) (7)	Telecommunications	4.50%	4.50%	6/1/2033	2,000,000	1,629,439	1,691,708
Covanta Holding Corp.	(2) (3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000,000	2,636,016	2,625,506
Monroe Capital Income Plus Corporation	(5)	Diversified Investment Vehicles	9.42%	9.42%	11/15/2028	16,800,000	16,800,000	16,800,000
Monroe Capital Income Plus Corporation	(5)	Diversified Investment Vehicles	9.42%	9.42%	12/13/2028	15,700,000	15,700,000	15,700,000
Onepoint SAS	(4) (5) (6) (8) (14)	IT Services	EURIBOR + 9.00% PIK	12.92%	11/3/2031	€22,904,477	23,813,017	24,509,230
Radiate Holdco, LLC	(2) (3) (7)	Telecommunications	6.50%	6.50%	9/15/2028	1,790,000	1,556,123	877,100
Rocket Software, Inc.	(2) (3) (7)	Software	6.50%	6.50%	2/15/2029	4,500,000	3,887,124	3,915,000
SPX FLOW, Inc.	(2) (3) (7)	Chemicals, Plastics & Rubber	8.75%	8.75%	4/1/2030	2,500,000	2,398,737	2,481,250
Unsecured Total (Cost of $77,655,958)							$77,655,958	$76,825,794
Corporate Bonds Total (Cost of $268,262,615)							$268,262,615	$267,848,725

Investments—Preferred Stock (4.8% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	Series A5	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	6,752	$7,770,095	$7,527,960
Apex Group Ltd.	Series A3	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	864	1,005,516	963,582
Apex Group Ltd.	Series A1	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,878	2,185,042	2,094,242
Apex Group Ltd.	Series A1 Liquidation	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	42	15,696	47,243
Apex Group Ltd.	Series A15	(5) (8)	Banking, Finance, Insurance & Real Estate	11.50% PIK	11.50%	4/25/2022	24,207,519	23,707,519	23,844,406
Appriss Health, LLC		(5) (8)	Health Care Providers & Services	11.00% PIK	11.00%	5/6/2021	171	167,355	163,868
Arrowhead GS Holdings, Inc.		(4) (5) (8) (13) (14)	Trading Companies & Distributors	SOFR + 10.75% PIK	16.09%	10/19/2022	8,235	8,064,177	6,176,423
Blackbird Purchaser, Inc.		(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	16,559	16,302,778	15,989,838
Cordstrap Holding B.V.		(3) (4) (5) (8) (14)	Transportation	EURIBOR + 9.61% PIK	13.24%	5/12/2022	3,024,935	3,153,972	3,439,559
Drilling Info Holdings, Inc.		(5) (8)	Software	13.50% PIK	13.50%	2/11/2020	704,060	1,171,143	1,178,947
Integrity Marketing Acquisition, LLC		(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	9,251,777	9,101,777	8,899,590
NEFCO Holding Company, LLC		(5) (8)	Construction & Engineering	8.00% PIK	8.00%	8/5/2022	304	304,238	304,238
PCF Holdco, LLC		(5) (8)	Banking, Finance, Insurance & Real Estate	15.00% PIK	15.00%	2/16/2023	11,084	9,912,757	10,280,691
Picard Holdco, Inc.		(4) (5) (8) (13) (14)	High Tech Industries	SOFR + 12.00% PIK	17.34%	9/30/2022	6,846	7,209,223	7,970,713
Propulsion BC Finco S.a.r.l.		(4) (5) (8) (14)	Aerospace & Defense	SOFR + 10.75% PIK	16.16%	9/13/2022	3,530,957,694	34,434,336	36,721,960

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Investments—Preferred Stock (4.8% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Zippy Shell Incorporated	(5) (8) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	39,992	1,031,194	2,122,799
Preferred Stock Total (Cost of $125,536,818)							$125,536,818	$127,726,059

Investments—Warrant (0.2% of Net Assets)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares / % of Ownership	Cost	Fair Value
CP Developer S.a.r.l.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/21/2021	5/24/2031	9.5%	$2,093,085	$1,891,010
Digital Intelligence Systems, LLC	(5) (9) (10)	Consumer Services	4/2/2021	4/2/2026	145,025	579,130	1,972,340
PCF Holdco, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	2/16/2023	2/16/2033	386,981	814,339	369,361
PCF Holdco, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	2/16/2023	2/16/2033	386,981	214,516	997,564
Warrant Total (Cost of $3,701,070)						$3,701,070	$5,230,275

Investments—Money Market Funds (8.5% of Net Assets)	Reference Rate & Spread	Interest Rate	Units / Shares	Cost	Fair Value
Fidelity Investments Money Market Government Portfolio	5.30%	5.30%	94,624,695	$94,624,695	$94,624,695
Morgan Stanley Institutional Liquidity Funds: Government Portfolio	5.27%	5.27%	27,294,860	27,294,860	27,294,860
State Street Institutional U.S. Government Money Market Fund	5.32%	5.32%	106,317,882	106,317,882	106,317,882
Short Term Investment Total (Cost of $228,237,437)				$228,237,437	$228,237,437

Total Investments, at Fair Value (Cost of $3,386,738,062) (1)			125.1%	$3,386,738,062	$3,354,560,597
Net Other Assets (Liabilities)			(25.1)%		$(672,773,835)
Net Assets			100.0%		$2,681,786,762

Interest Rate Swaps as of December 31, 2023
Counterparty	Hedged Instrument	Footnotes	Fund Receives	Fund Pays	Maturity Date	Notional Amount	Fair Value	Change in Unrealized Gain / (Loss)
Macquarie Bank Limited	Series A MRP Shares	(17)	3.55%	SOFR	3/8/2027	$75,000,000	$(412,039)	$455,159
Macquarie Bank Limited	Series B MRP Shares	(17)	3.29%	SOFR	3/7/2029	25,000,000	(301,681)	239,342
Macquarie Bank Limited	Series C MRP Shares	(17)	2.79%	SOFR	9/1/2027	75,000,000	(2,209,086)	973,616
Macquarie Bank Limited	Series C MRP Shares	(17)	4.07%	SOFR	9/1/2027	25,000,000	339,067	59,763
Total						200,000,000	(2,583,739)	1,727,880
Cash Collateral						—	1,331,291	—
Total Interest Rate Swaps						$200,000,000	$(1,252,448)	$1,727,880

Forward Foreign Currency Contracts as of December 31, 2023
Counterparty	Settlement Date	Notional Amount to be Purchased	Notional Amount to be Sold	Fair Value	Change in Unrealized Appreciation / (Depreciation)
Macquarie Bank Limited	1/16/2024	$159,823	€147,929	$(3,600)	$(3,600)
Macquarie Bank Limited	2/13/2024	$101,899,927	€95,153,541	(3,331,309)	(3,331,309)
Goldman Sachs & Co., LLC	2/13/2024	$5,519,256	€5,152,886	(179,371)	(179,371)
Macquarie Bank Limited	4/15/2024	$162,530	€148,619	(2,241)	(2,241)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Forward Foreign Currency Contracts as of December 31, 2023
Counterparty	Settlement Date	Notional Amount to be Purchased	Notional Amount to be Sold	Fair Value	Change in Unrealized Appreciation / (Depreciation)
Macquarie Bank Limited	7/15/2024	$162,224	€149,062	(3,666)	(3,666)
Macquarie Bank Limited	10/15/2024	$160,521	€147,064	(3,829)	(3,829)
Macquarie Bank Limited	1/15/2025	$156,572	€143,105	(4,066)	(4,066)
Macquarie Bank Limited	4/15/2025	$153,386	€139,887	(4,268)	(4,268)
Macquarie Bank Limited	5/5/2025	$42,961,149	€39,834,167	(1,972,259)	(1,972,259)
Macquarie Bank Limited	7/15/2025	$156,322	€142,292	(4,693)	(4,693)
Macquarie Bank Limited	10/15/2025	$7,134,150	€6,515,206	(268,765)	(268,765)
Macquarie Bank Limited	11/6/2026	$16,923,221	€15,421,196	(864,604)	(864,604)
Macquarie Bank Limited	11/6/2026	$6,234,871	€5,681,493	(318,538)	(318,538)
Macquarie Bank Limited	11/6/2026	$11,310,824	€10,081,847	(318,243)	(318,243)
Macquarie Bank Limited	11/6/2026	$4,167,146	€3,714,365	(117,247)	(117,247)
Macquarie Bank Limited	1/16/2024	$407,600	£335,445	(20,018)	(20,018)
Macquarie Bank Limited	2/13/2024	$26,266,455	£21,478,825	(1,118,086)	(1,118,086)
Goldman Sachs & Co., LLC	2/13/2024	$73,852,395	£60,509,951	(3,295,086)	(3,295,086)
Macquarie Bank Limited	2/13/2024	$186,812	£149,327	(3,573)	(3,573)
Macquarie Bank Limited	2/13/2024	$937,416	£736,210	(1,295)	(1,295)
Macquarie Bank Limited	2/15/2024	$711,488	£559,324	(1,632)	(1,632)
Macquarie Bank Limited	4/15/2024	$406,738	£334,213	(19,447)	(19,447)
Macquarie Bank Limited	4/15/2024	$19,224	£15,149	(94)	(94)
Macquarie Bank Limited	7/15/2024	$406,975	£334,051	(18,999)	(18,999)
Macquarie Bank Limited	7/15/2024	$21,229	£16,729	(103)	(103)
Macquarie Bank Limited	10/15/2024	$402,722	£330,398	(18,703)	(18,703)
Macquarie Bank Limited	10/15/2024	$20,323	£16,019	(109)	(109)
Macquarie Bank Limited	1/15/2025	$395,071	£324,054	(18,492)	(18,492)
Macquarie Bank Limited	1/15/2025	$20,369	£16,062	(130)	(130)
Macquarie Bank Limited	4/15/2025	$388,355	£318,663	(18,489)	(18,489)
Macquarie Bank Limited	4/15/2025	$19,806	£15,628	(146)	(146)
Macquarie Bank Limited	7/15/2025	$395,553	£324,703	(19,167)	(19,167)
Macquarie Bank Limited	7/15/2025	$19,548	£15,437	(169)	(169)
Macquarie Bank Limited	10/15/2025	$16,055,481	£13,246,550	(870,248)	(870,248)
Macquarie Bank Limited	10/15/2025	$768,650	£609,604	(10,270.00)	(10,270.00)
Macquarie Bank Limited	6/30/2026	$4,598,330	£3,627,874	(48,741)	(48,741)
Total				$(12,879,696)	$(12,879,696)
Cash Collateral (18)				9,293,061	—
Total Forward Foreign Currency Contracts				$(3,586,635)	$(12,879,696)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023
* Par / Principal Amount is denominated in USD (“$”) unless otherwise noted, as denominated in British Pound (“£”), Canadian Dollar (“C$”), or Euro (“€”).
(1) All of the Fund's Corporate Loans, Collateralized Loan Obligations, Asset Backed Securities, Common Stocks, Corporate Bonds, Preferred Stock, Warrants and Money Market Funds, if applicable, as of December 31, 2023 represented 125.1% of the Fund's net assets or 95.2% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings. See Note 7. Borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of December 31, 2023, the aggregate fair value of these securities is $1,792,140,431, or 53.4% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as Reference Rate + Basis Point spread. Stated interest rate represents the “all-in” rate as of December 31, 2023. Reference Rates are defined as follows:

CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
PRIME	U.S. Prime Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
As of December 31, 2023, the reference rates for our variable rate securities were the daily SOFR at 5.38%, the 30-day SOFR at 5.35%, the 90-day SOFR at 5.33%, the 180-day SOFR at 5.15%, the 30-day CDOR at 5.44%, the 90-day EURIBOR at 3.90%, the daily SONIA at 5.19%, and the daily PRIME rate at 8.50%.
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 9. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $660,035,798 or 24.6% of the Fund's net assets at period end.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Securities acquired in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities, Regulation S securities, and loans. As of December 31, 2023, the aggregate fair value of these securities is $16,319,639, or 0.6% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of collateralized loan obligations (“CLO”) issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(13) Securities include a credit spread adjustment that ranges from 0.10% to 0.43%.
(14) Securities include interest rate floor feature, which is generally around 1.00%.
(15) Loan was on non-accrual status as of December 31, 2023.
(16) Represents securities sold outside the U.S. and exempt from registration under the Securities Act of 1933, as amended, under Regulation S. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. As of December 31, 2023, the aggregate fair value of these securities is $22,054,769 or 0.8% of the Fund's net assets.
(17) Interest rate swap contains a variable rate structure. Bears interest at a rate determined by three-month term SOFR.
(18) As of December 31, 2023, there was $9,293,061 of cash collateral available to offset with Macquarie Bank Limited, and $0 available to offset with Goldman Sachs & Co. LLC.
(19) Residual equity tranches of asset backed security (“ABS”) issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the ABS structure. ABS residual equity tranches are generally issued at a discount and have no contractual principal and interest payments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

The industry composition of investments at fair value is shown below as of December 31, 2023, although not industries, Collateralized Loan Obligations, which are well diversified pools of loans in varying industries, and Money Market Funds, which are short-term cash management vehicles, represent 23.0% and 8.5% of net assets, respectively.

Industry	Fair Value	% of Net Assets
Software	$312,899,102	11.7%
Banking, Finance, Insurance & Real Estate	229,374,226	8.6%
Professional Services	184,995,761	6.9%
Health Care Providers & Services	154,868,421	5.8%
Hotels, Restaurants & Leisure	137,313,682	5.1%
Consumer Services	116,739,322	4.4%
Entertainment	114,949,276	4.2%
High Tech Industries	113,193,284	4.2%
Aerospace & Defense	98,187,064	3.7%
Capital Equipment	96,922,351	3.6%
Containers, Packaging & Glass	79,920,096	3.0%
Insurance	77,429,215	2.9%
Transportation	73,489,372	2.7%
Energy: Oil & Gas	68,221,692	2.5%
Commercial Services & Supplies	52,750,321	2.0%
Chemicals, Plastics & Rubber	50,212,539	1.9%
Diversified Investment Vehicles	44,066,000	1.6%
Distributors	43,699,781	1.6%
Independent Power and Renewable Electricity Producers	42,735,947	1.6%
Electronic Equipment, Instruments & Components	42,458,112	1.6%
Telecommunications	42,037,267	1.6%
Media: Advertising, Printing & Publishing	41,860,554	1.6%
Sovereign & Public Finance	39,431,154	1.5%
Automotives	37,514,908	1.4%
Consumer Goods: Durable	37,156,137	1.4%
Beverage, Food & Tobacco	31,436,449	1.2%
IT Services	30,194,347	1.1%
Consumer Goods: Non-Durable	26,196,833	1.0%
Construction & Engineering	18,511,124	0.7%
Specialty Retail	17,315,291	0.6%
Computers and Electronics Retail	14,775,638	0.6%
Environmental Industries	14,357,565	0.5%
Real Estate Management & Development	11,468,817	0.4%
Trading Companies & Distributors	6,176,423	0.2%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2023

Industry	Fair Value	% of Net Assets
Health Care Technology	3,973,398	0.1%
Utilities	3,697,234	0.1%
Total	$2,510,528,703	93.6%
See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2023

December 31, 2023
ASSETS
Investments, at fair value (cost $3,386,738,062)	$3,354,560,597
Cash and restricted cash	42,564,107
Cash and restricted cash denominated in foreign currencies (cost of $5,082,716)	5,199,000
Receivables and other assets:
Interest and dividends receivable	47,597,199
Subscriptions receivable	64,021,060
Deferred financing costs	3,488,742
Receivable for investments sold (including paydowns)	4,242,161
Receivable for adviser reimbursement (recoupment)	21,213
Prepaid expenses and other assets	1,194,636
Total assets	$3,522,888,715

LIABILITIES
Payables and other liabilities:
Secured borrowings	$326,492,495
Mandatory Redeemable Preferred Shares (net of unamortized deferred issuance costs of $3,154,056)	394,255,906
Forward foreign currency contracts, at fair value (net of cash collateral of $9,293,061)	3,586,635
Income distribution payable	35,665,042
Payable for incentive fees	10,638,964
Payable for management fees	2,894,587
Interest payable on borrowings	8,054,949
Payable for investments purchased	53,480,747
Payable for distribution and shareholder service plan fees	285,549
Payable for trustees' compensation and expenses	71,614
Other accrued expenses and liabilities	5,675,465
Total liabilities	$841,101,953
Net Assets	$2,681,786,762

Commitments and Contingencies (Note 9)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$315,501
Additional paid-in capital	2,739,678,721
Retained earnings (Accumulated deficit)	(58,207,460)
Net Assets	$2,681,786,762

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2023

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$126,755,062	14,942,541	$8.48
Maximum offering price per share (net asset value plus sales charge of 3.00% of gross purchase price)			$8.74
Class I Shares:
Net asset value and redemption price per share	$692,827,213	81,304,746	$8.52
Class L Shares:
Net asset value and redemption price per share	$1,953,420	230,425	$8.48
Maximum offering price per share (net asset value plus sales charge of 3.50% of gross purchase price)			$8.79
Class M Shares:
Net asset value and redemption price per share	$140,863,298	16,528,885	$8.52
Class N Shares:
Net asset value and redemption price per share	$1,431,370,686	168,846,973	$8.48
Class U Shares:
Net asset value and redemption price per share	$287,678,089	33,733,499	$8.53
Class Y Shares:
Net asset value and redemption price per share	$338,994	39,952	$8.49

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

For the Year Ended December 31, 2023
Investment Income
Interest income	$262,927,766
Dividend income	2,417,720
PIK dividend income	15,873,440
PIK interest income	25,119,163
Other income	7,343,523
Total investment income	$313,681,612

Expenses
Management fees	$25,904,328
Incentive fees	34,897,801
Distribution and service plan fees:
Class A	406,928
Class L	9,810
Class M	699,448
Class U	779,488
Class Y	915
Transfer and shareholder servicing agent fees:
Class A	21,430
Class I	132,857
Class L	505
Class M	24,809
Class N	293,995
Class U	28,716
Class Y	98
Shareholder communications:
Class A	13,919
Class I	85,953
Class L	325
Class M	16,123
Class N	190,252
Class U	18,959
Class Y	63
Interest expense and fees on borrowings	43,857,821
Professional fees	5,382,686
Administration and custodian fees	1,997,861
Trustees' fees and expenses	231,497
Other expenses	1,509,344
Total expenses	$116,505,931
Recoupment of waivers and reimbursements of expenses	1,668,132
Expenses after recoupment of waivers and reimbursements of expenses	$118,174,063
Net Investment Income	$195,507,549

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	$(13,749,470)
Forward foreign currency contracts	5,963,521
Foreign currency on secured borrowings	15,329,202
Foreign currency transactions	(1,279,404)
Net realized gain	$6,263,849
Net change in unrealized appreciation (depreciation) on:
Investment transactions	$85,474,679
Forward foreign currency contracts	(12,879,696)
Foreign currency on secured borrowings	(26,602,972)
Foreign currency transactions	13,418
Net change in unrealized appreciation	$46,005,429
Net Increase in Net Assets Resulting from Operations	$247,776,827
See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2023 and December 31, 2022

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$195,507,549	$104,647,067
Net realized gain (loss)	6,263,849	(7,594,741)
Net change in unrealized appreciation (depreciation)	46,005,429	(105,905,181)
Net increase (decrease) in net assets resulting from operations	$247,776,827	$(8,852,855)

Dividends and/or Distributions to Shareholders
Class A	$(7,991,749)	$(3,633,851)
Class I	(51,884,430)	(31,896,138)
Class L	(188,749)	(118,212)
Class M	(9,013,623)	(3,118,038)
Class N	(115,666,587)	(65,562,584)
Class U (1)	(10,160,373)	(105,996)
Class Y	(38,070)	(33,712)
Total Dividends and/or Distributions to Shareholders	$(194,943,581)	$(104,468,531)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	$70,529,108	$24,895,227
Class I	257,126,651	140,288,938
Class L	75,969	1,384,535
Class M	75,428,275	45,865,271
Class N	543,598,852	417,500,145
Class U (1)	273,069,855	11,574,112
Class Y	(113,349)	56,311
Net increase in Beneficial Interest Transactions	$1,219,715,361	$641,564,539

Net Assets
Total increase	$1,272,548,607	$528,243,153
Beginning of period	1,409,238,155	880,995,002
End of period	$2,681,786,762	$1,409,238,155
(1) Year Ended December 31, 2022 represents the period from September 1, 2022 (inception of offering) through December 31, 2022.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2023

Year Ended December 31, 2023
Cash Flows from Operating Activities
Net increase in net assets from operations	$247,776,827
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities, net of change in payable for investments purchased	(1,495,733,266)
PIK interest and dividend	(40,992,603)
Proceeds from disposition of investment securities (including paydowns), net of change in receivable for investments sold	373,224,603
Proceeds from (Payments on) forward foreign currency contracts	5,963,521
Cash collateral posted for forward foreign currency contracts	(9,293,061)
Premium amortization	4,244,370
Discount accretion	(15,097,276)
Amortization of deferred financing and issuance costs	2,142,872
Net realized gain	(6,263,849)
Net change in unrealized appreciation	(46,005,429)
Change in hedge basis adjustment for mandatory redeemable preferred shares	1,647,673
Change in assets:
Increase in other assets	(507,467)
Increase in interest and dividends receivable	(21,595,940)
Decrease in advisor reimbursement (recoupment)	1,082,119
Change in liabilities:
Increase in other liabilities	10,721,472
Net cash used in in operating activities	$(988,685,434)

Cash Flows from Financing Activities
Proceeds from borrowings	$401,197,906
Payments on borrowings	(416,652,757)
Proceeds from mandatory preferred shares sold	100,000,000
Deferred financing and issuance costs	(2,958,747)
Proceeds from shares sold, net of subscriptions receivable	1,316,730,034
Payments on shares redeemed, net of redemptions payable	(298,542,936)
Cash distributions paid	(108,269,203)
Net cash provided by financing activities	$991,504,297
Effect of exchange rate changes on cash	14,063,216
Net increase in cash and restricted cash	$16,882,079
Cash, restricted cash and foreign currency, beginning balance	30,881,028
Cash, restricted cash and foreign currency, ending balance	$47,763,107

Supplemental information:
Reinvestment of dividends and distributions	$74,532,643
Cash paid for interest on borrowings	39,799,015

Reconciliation of cash, restricted cash and foreign currency, ending balance:
Cash and restricted cash	$42,564,107
Cash and restricted cash denominated in foreign currencies	5,199,000
Total cash, restricted cash and foreign currency, ending balance	$47,763,107

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS A	2023	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.24	$9.02	$8.71	$9.29	$9.59
Income (loss) from investment operations:
Net investment income (1)	0.85	0.67	0.55	0.68	0.73
Net realized and unrealized gain (loss)	0.24	(0.78)	0.36	(0.62)	(0.31)
Total from investment operations	1.09	(0.11)	0.91	0.06	0.42
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.85)	(0.67)	(0.60)	(0.64)	(0.72)
Total Dividends and/or distributions to shareholders:	(0.85)	(0.67)	(0.60)	(0.64)	(0.72)
Net asset value, end of period	$8.48	$8.24	$9.02	$8.71	$9.29
Total Return, at Net Asset Value (2)	13.83%	(1.42)%	10.77%	1.22%	4.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,755	$53,960	$33,224	$4,987	$781
Average net assets (in thousands)	$79,151	$46,369	$19,818	$962	$429
Ratios to average net assets (3):
Net investment income	10.12%	7.84%	6.13%	8.14%	7.69%
Total expenses	6.67%	5.63%	4.82%	6.92%	12.40%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.73%	5.68%	4.68%	5.76%	6.84%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.91%	1.87%	2.14%	3.16%	7.56%
Interest expense and fees from borrowings	2.35%	1.55%	0.69%	1.15%	1.79%
Distribution and shareholder service fees	0.51%	0.57%	0.50%	0.69%	0.83%
Deal expenses and incentive fees	1.90%	1.64%	1.48%	1.92%	2.22%
Portfolio turnover rate	14%	21%	31%	37%	18%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2023, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.96% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.28	$9.06	$8.74	$9.31	$9.58
Income (loss) from investment operations:
Net investment income (1)	0.88	0.71	0.59	0.73	0.80
Net realized and unrealized gain (loss)	0.24	(0.78)	0.38	(0.60)	(0.28)
Total from investment operations	1.12	(0.07)	0.97	0.13	0.52
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.88)	(0.71)	(0.65)	(0.70)	(0.79)
Total Dividends and/or distributions to shareholders:	(0.88)	(0.71)	(0.65)	(0.70)	(0.79)
Net asset value, end of period	$8.52	$8.28	$9.06	$8.74	$9.31
Total Return, at Net Asset Value (2)	14.15%	(0.79)%	11.28%	2.13%	5.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$692,827	$421,046	$315,036	$155,533	$108,714
Average net assets (in thousands)	$494,441	$384,464	$226,255	$115,133	$110,187
Ratios to average net assets (3):
Net investment income	10.55%	8.31%	6.60%	8.67%	8.31%
Total expenses	6.16%	5.02%	4.32%	6.06%	7.33%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.32%	5.15%	4.14%	5.10%	5.84%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.90%	1.87%	2.18%	2.96%	3.49%
Interest expense and fees from borrowings	2.36%	1.53%	0.67%	1.19%	1.63%
Deal expense and incentive fees	1.90%	1.63%	1.47%	1.91%	2.21%
Portfolio turnover rate	14%	21%	31%	37%	18%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2023, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.06% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
CLASS L	2023	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.24	$9.02	$8.70	$9.29	$9.59
Income (loss) from investment operations:
Net investment income (1)	0.84	0.67	0.54	0.69	0.76
Net realized and unrealized gain (loss)	0.24	(0.78)	0.38	(0.62)	(0.31)
Total from investment operations	1.08	(0.11)	0.92	0.07	0.45
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.84)	(0.67)	(0.60)	(0.66)	(0.75)
Total Dividends and/or distributions to shareholders:	(0.84)	(0.67)	(0.60)	(0.66)	(0.75)
Net asset value, end of period	$8.48	$8.24	$9.02	$8.70	$9.29
Total Return, at Net Asset Value (2)	13.76%	(1.49)%	10.62%	1.42%	4.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,953	$1,823	$569	$2,779	$1,421
Average net assets (in thousands)	$1,880	$1,489	$735	$2,438	$721
Ratios to average net assets (3):
Net investment income	10.09%	7.96%	6.02%	8.21%	8.00%
Total expenses	6.69%	5.78%	4.98%	6.57%	9.12%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.81%	5.88%	4.52%	5.63%	6.53%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.89%	1.89%	2.46%	2.94%	4.59%
Interest expense and fees from borrowings	2.37%	1.65%	0.61%	1.21%	1.81%
Distribution and shareholder service fees	0.52%	0.58%	0.48%	0.50%	0.48%
Deal expense and incentive fees	1.91%	1.66%	1.43%	1.92%	2.24%
Portfolio turnover rate	14%	21%	31%	37%	18%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2023, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.01% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			Period Ended December 31, 2020 (1)
CLASS M	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.28	$9.07	$8.74	$7.74
Income (loss) from investment operations:
Net investment income (2)	0.83	0.67	0.53	0.38
Net realized and unrealized gain	0.24	(0.79)	0.38	1.12
Total from investment operations	1.07	(0.12)	0.91	1.50
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.83)	(0.67)	(0.58)	(0.50)
Total Dividends and/or distributions to shareholders:	(0.83)	(0.67)	(0.58)	(0.50)
Net asset value, end of period	$8.52	$8.28	$9.07	$8.74
Total Return, at Net Asset Value (3)	13.54%	(1.66)%	10.47%	19.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140,863	$62,816	$19,906	$4,704
Average net assets (in thousands)	$91,772	$39,537	$11,904	$2,053
Ratios to average net assets (4):
Net investment income	9.84%	7.94%	5.89%	7.10%
Total expenses	6.91%	6.21%	5.18%	6.62%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	6.96%	6.21%	4.93%	5.27%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.90%	1.97%	2.24%	3.35%
Interest expense and fees from borrowings	2.35%	1.73%	0.70%	0.84%
Distribution and shareholder service fees	0.76%	0.83%	0.75%	0.76%
Deal expense and incentive fees	1.90%	1.68%	1.48%	1.67%
Portfolio turnover rate	14%	21%	31%	37%
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2023, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.95% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				Period Ended December 31, 2019 (1)
CLASS N	2023	2022	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$8.24	$9.02	$8.70	$9.29	$9.72
Income (loss) from investment operations:
Net investment income (2)	0.89	0.72	0.59	0.71	0.58
Net realized and unrealized gain (loss)	0.24	(0.78)	0.37	(0.60)	(0.40)
Total from investment operations	1.13	(0.06)	0.96	0.11	0.18
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.89)	(0.72)	(0.64)	(0.70)	(0.61)
Total Dividends and/or distributions to shareholders:	(0.89)	(0.72)	(0.64)	(0.70)	(0.61)
Net asset value, end of period	$8.48	$8.24	$9.02	$8.70	$9.29
Total Return, at Net Asset Value (3)	14.42%	(0.80)%	11.32%	1.88%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,431,371	$857,548	$511,836	$52,879	$1,165
Average net assets (in thousands)	$1,090,490	$774,235	$248,911	$16,166	$295
Ratios to average net assets (4):
Net investment income	10.63%	8.48%	6.65%	8.43%	8.41%
Total expenses	6.15%	5.05%	4.34%	5.68%	12.44%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	6.22%	5.02%	4.19%	4.79%	5.95%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.89%	1.87%	2.15%	2.89%	8.49%
Interest expense and fees from borrowings	2.36%	1.54%	0.71%	0.98%	1.72%
Deal expense and incentive fees	1.90%	1.64%	1.49%	1.81%	2.23%
Portfolio turnover rate	14%	21%	31%	37%	18%
(1) For the period from April 18, 2019 (inception of offering) through December 31, 2019.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2023, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.96% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31, 2023	Period Ended December 31, 2022 (1)
CLASS U
Per Share Operating Data
Net asset value, beginning of period	$8.29	$8.53
Income (loss) from investment operations:
Net investment income (2)	0.82	0.25
Net realized and unrealized gain (loss)	0.24	(0.24)
Total from investment operations	1.06	0.01
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.82)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.82)	(0.25)
Net asset value, end of period	$8.53	$8.29
Total Return, at Net Asset Value (3)	13.46%	0.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$287,678	$11,604
Average net assets (in thousands)	$104,553	$3,552
Ratios to average net assets (4):
Net investment income	9.71%	8.82%
Total expenses	6.87%	7.54%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	6.88%	7.42%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.93%	2.56%
Interest expense and fees from borrowings	2.31%	2.36%
Distribution and shareholder service fees	0.75%	0.74%
Deal expense and incentive fees	1.88%	1.88%
Portfolio turnover rate	14%	21%
(1) For the period from September 1, 2022 (inception of offering) through December 31, 2022.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2023, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.94% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
CLASS Y	2023	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.24	$9.02	$8.69	$9.27	$9.57
Income (loss) from investment operations:
Net investment income (1)	0.87	0.68	0.56	0.71	0.78
Net realized and unrealized gain (loss)	0.25	(0.78)	0.39	(0.61)	(0.31)
Total from investment operations	1.12	(0.10)	0.95	0.10	0.47
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.87)	(0.68)	(0.62)	(0.68)	(0.77)
Total Dividends and/or distributions to shareholders:	(0.87)	(0.68)	(0.62)	(0.68)	(0.77)
Net asset value, end of period	$8.49	$8.24	$9.02	$8.69	$9.27
Total Return, at Net Asset Value (2)	14.13%	(1.03)%	11.02%	1.65%	5.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$339	$442	$423	$9,344	$7,976
Average net assets (in thousands)	$367	$422	$1,585	$8,317	$4,852
Ratios to average net assets (3):
Net investment income	10.43%	7.98%	6.20%	8.49%	8.17%
Total expenses	6.41%	5.19%	4.87%	6.36%	7.95%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.48%	5.30%	4.22%	5.40%	6.25%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.88%	1.85%	2.65%	2.96%	3.70%
Interest expense and fees from borrowings	2.37%	1.48%	0.59%	1.22%	1.79%
Distribution and shareholder service fees	0.25%	0.25%	0.23%	0.25%	0.24%
Deal expense and incentive fees	1.91%	1.62%	1.40%	1.93%	2.22%
Portfolio turnover rate	14%	21%	31%	37%	18%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2023, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.95% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2023

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified, closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund.” Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of December 31, 2023, the Fund’s net assets were $2,681,786,762, of which, $1,676,575,026 or 63%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets credit (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in special situations, including stressed and non-control distressed credit and opportunities arising due to market dislocation. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, Class U, and Class Y shares. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and

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shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M, U and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The audited financial statements have been prepared in accordance with U.S. GAAP for annual financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act (17 CFR 270 30e-1) and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included. These adjustments are of a normal, recurring nature.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are broken out by class in the Consolidated Statement of Operations.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.

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Derivative Instruments
ASC Topic 815, Derivatives and Hedging, establishes accounting and reporting standards for derivative instruments and hedging activities. From time to time, the Fund may directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes. The Fund recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. For derivative instruments designated in a hedge accounting relationship, the entire change in the fair value of the hedging instrument will be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. See Note 4 for further information about the Fund’s use and designation of derivative instruments.
Offsetting of assets and liabilities
The Fund presents over-the-counter (“OTC”) derivatives that are executed with the same counterparty under the same master netting agreement on a net basis when the criteria for the right of offset are met. The Fund has elected to offset fair value amounts recognized for cash collateral receivables and/or payables and fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. See Note 4 for amounts recognized for cash collateral receivables and/or payables that have been offset against net derivative positions and amounts under master netting arrangements that have not been offset against net derivative positions, if applicable.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Restricted cash includes cash held on deposit in cash collateral accounts that serve as collateral for the borrowings under the credit facility and would be applied to the amounts owed under the credit facility in an event of default (See Note 7). As of December 31, 2023, the Fund had a restricted cash balance of $27,209,811 which represents amounts that are collected by trustees who have been appointed as custodians of the assets securing certain of the Fund's financing transactions, and held for payment of interest expense and principal on the outstanding borrowings, or reinvestment into new assets. The Fund’s cash, cash equivalents and restricted cash are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2023, the fair value of the fixed income debt securities in the portfolio with PIK provisions was $474,182,689, which represents approximately 14.1% of the total investments at fair value. For the year ended December 31, 2023, the Fund earned $25,119,163 in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
The Fund has loans in its portfolio that are first lien/last out loans. The Fund may receive additional interest and/or discount from an agreement with other lenders on such positions and includes such income, calculated in accordance with the effective interest rate method, as interest income in the Consolidated Statement of Operations.

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CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.
Dividend Income
Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity securities, if any, is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded companies. As of December 31, 2023, the fair value of the preferred stock securities in the portfolio with PIK provisions was $127,726,059, which represents approximately 3.8% of the total investments at fair value. For the year ended December 31, 2023, the Fund earned $15,873,440 in PIK dividends, which is included in PIK dividends in the Consolidated Statement of Operations.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are current or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in management’s judgment, are likely to remain current. Management may determine not to place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2023, the fair value of the loans in the portfolio on non-accrual status was $36,254.
Credit Facility Related Costs, Expenses and Deferred Financing Costs (See Note 7, Borrowings)
On May 5, 2021, the SPV closed on a loan and security agreement with JPMorgan Chase Bank (the “JPM Credit Facility”), which was subsequently amended to increase the commitment. The agreement provides the SPV with an asset-backed credit facility.
Interest expense, unused commitment fees, and administration fees on the credit facilities are recorded on an accrual basis. Unused commitment fees and administration fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The JPM Credit Facility is recorded at carrying value, which approximates fair value.
Mandatory Redeemable Preferred Shares (See Note 8, Mandatory Redeemable Preferred Shares)
The Fund authorized and issued five series of Mandatory Redeemable Preferred Shares (“MRP Shares”) on various dates in 2022 and 2023. The Fund carries its MRP Shares at amortized cost, including hedge basis adjustments, and such shares are included as a liability in the Consolidated Statement of Assets and Liabilities.
Dividends to holders of MRP Shares are accrued daily. Issuance costs on the MRP Shares are amortized over the life of the respective MRP Shares.

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Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.75% of a class’s average monthly net assets. The fees are included in the distribution and service plan fees in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. SS&C GIDS, Inc. (the “Transfer Agent”), serves as the transfer agent for the Fund. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries. Fees incurred with respect to these services are included in transfer and shareholder servicing agent fees in the Consolidated Statement of Operations.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as PIK income. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements as reasonably practicable.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Estimated dividends and distributions to shareholders of beneficial interest will accrue daily based on the day’s income and expense activity. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be

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distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by the Transfer Agent, the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency translation gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.
Recent Accounting Standards Updates
In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848), which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund does not expect this guidance to impact its consolidated financial statements.
In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The amendments are effective for fiscal years beginning after December 15, 2023 and interim period within fiscal years beginning after December 15, 2024. The Fund does not expect this guidance to impact its consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2023.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active

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markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended December 31, 2023, there were transfers of $8,971,775 into Level 3 and transfers of $8,587,644 out of Level 3. Transfers into and out of Level 3 were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the investment.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2023:

	As of December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$470,393,562	$1,355,421,715	$1,825,815,277
Second Lien Debt	—	5,344,829	198,981,031	204,325,860
Collateralized Loan Obligations	—	—	615,794,457	615,794,457
Asset Backed Securities	—	—	70,596,216	70,596,216
Common Stock	19,726	—	8,966,565	8,986,291
Corporate Bonds
Secured	—	34,364,780	156,658,151	191,022,931
Unsecured	—	19,816,564	57,009,230	76,825,794
Preferred Stock	—	—	127,726,059	127,726,059
Warrants	—	—	5,230,275	5,230,275
Money Market Funds	228,237,437	—	—	228,237,437
Total Investments, at Fair Value	$228,257,163	$529,919,735	$2,596,383,699	$3,354,560,597
Interest Rate Swaps	$—	$(2,583,739)	$—	$(2,583,739)
Forward Foreign Currency Contracts	—	(12,879,696)	—	(12,879,696)

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The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the Year Ended December 31, 2023
	Corporate Loans		Collateralized Loan Obligations	Asset Backed Securities	Common Stock	Corporate Bonds		Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt				Secured	Unsecured
Balance, beginning of period	$964,399,904	$204,105,732	$298,919,191	$—	$8,903,635	$142,412,885	$—	$116,425,719	$4,695,567	$1,739,862,633
Purchases	489,332,559	20,994,160	342,857,130	70,327,297	270,904	45,038,160	56,301,946	25,594,615	1,028,856	1,051,745,627
Sales and paydowns	(124,290,844)	(34,764,760)	(47,949,188)	—	(179,750)	(33,801,826)	—	(16,628,926)	(640,874)	(258,256,168)
Accretion of discount (premium)	5,678,709	974,412	955,085	—	—	1,176,705	11,071	—	—	8,795,982
Net realized gains (losses)	(1,068,811)	(2,591,176)	(3,483,409)	—	(278,545)	(1,509,927)	—	(46,817)	595,068	(8,383,617)
Net change in unrealized appreciation (depreciation)	20,986,067	10,262,663	24,495,648	268,919	250,321	3,342,154	696,213	2,381,468	(448,342)	62,235,111
Transfers into Level 3	8,971,775	—	—	—	—	—	—	—	—	8,971,775
Transfers out of Level 3	(8,587,644)	—	—	—	—	—	—	—	—	(8,587,644)
Balance, end of period	$1,355,421,715	$198,981,031	$615,794,457	$70,596,216	$8,966,565	$156,658,151	$57,009,230	$127,726,059	$5,230,275	$2,596,383,699
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$22,795,288	$7,966,742	$19,357,027	$268,919	$189,698	$2,363,839	$696,213	$2,557,576	$177,682	$56,372,984

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
The fair value of asset-backed securities (“ABS”) is generally valued by third-party pricing services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.
Investments in equities are generally valued using consensus pricing, or a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

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The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2023:

	Fair Value as of December 31, 2023	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$1,133,095,314	Income Approach	Discount Rate	8.8%	25.2%	12.1%
	212,198,639	Consensus Pricing	Indicative Quotes	0.88	100.34	79.04
	10,127,762	Market Approach	Comparable Multiple	12.00x	12.00x	12.00x
Second Lien Debt	197,487,691	Income Approach	Discount Rate	11.2%	19.6%	16.1%
	1,493,340	Consensus Pricing	Indicative Quotes	74.67	74.67	74.67
Corporate Bonds
Secured	156,658,151	Income Approach	Discount Rate	8.3%	22.2%	10.5%
Unsecured	57,009,230	Consensus Pricing	Indicative Quotes	98.25	100.00	99.25
Collateralized Loan Obligations	615,794,457	Consensus Pricing	Indicative Quotes	1.55	102.00	91.13
Asset Backed Securities	32,035,000	Income Approach	Discount Rate	8.2%	14.9%	10.4%
	38,561,216	Consensus Pricing	Indicative Quotes	99.92	101.15	100.61
Preferred Stock	119,122,599	Income Approach	Discount Rate	12.5%	20.9%	14.4%
	8,603,460	Market Approach	Comparable Multiple	12.00x	13.50x	12.18x
Common Stock	114,354	Income Approach	Discount Rate	12.0%	12.0%	12.0%
	47,244	Consensus Pricing	Indicative Quotes	0.84	0.84	0.84
	8,804,967	Market Approach	Comparable Multiple	5.46x	20.46x	8.65x
Warrants	5,230,275	Market Approach	Comparable Multiple	8.75x	15.00x	11.31x
Total Level 3 Investments	$2,596,383,699
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans, corporate bonds, ABS and CLOs are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in preferred stock, common stock and warrants are indicative quotes, discount rates and comparable EBITDA multiples. Significant decreases in indicative quotes may result in a significantly lower fair value measurement. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
Net Asset Value Valuation
The Fund calculates per share price for the beneficial interests of the Fund on a daily basis (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of approximately 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
As the Fund’s valuation designee, the Adviser is responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. DERIVATIVE INSTRUMENTS
The Fund holds interest rate swap contracts to hedge a portion of the Fund’s fixed rate Mandatory Redeemable Preferred Shares. The Fund has designated the interest rate swaps held as fair value hedging instruments. The net change in the fair value of the interest rate swaps and the hedged instruments as it relates to the hedged risks are recorded in interest expense and fees on borrowings in the Consolidated Statement of Operations. The fair value of the interest rate swaps, which is netted against the cash collateral, is recorded in other accrued expenses and liabilities in the

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Consolidated Statement of Assets and Liabilities. Please refer to Note 3 for fair value measurements related to derivative instruments, and Note 8 for details related to the Fund’s Mandatory Redeemable Preferred Shares.
Under the terms of its interest rate swap contracts, the Fund is required to pledge assets as collateral to secure its obligations underlying the instruments. The required collateral amount varies over time based on the mark-to-market values, notional amounts and remaining terms of the instruments, which may exceed the amount owed by the Fund on a mark-to-market basis. Any failure by the Fund to fulfill any collateral requirements may result in a default. In the event of a default by the counterparty, the Fund would be an unsecured creditor to the extent of any such overcollateralization.

Derivative Contracts	Maturity Date	Pay / Receive (1)	Fixed Rate	Notional Amount	Change in Unrealized Gain / (Loss)	Fair Value
Interest Rate Swap	3/8/2027	Pay Floating / Receive Fixed	3.55%	$75,000,000	$455,159	$(412,039)
Interest Rate Swap	3/7/2029	Pay Floating / Receive Fixed	3.29%	25,000,000	239,342	(301,681)
Interest Rate Swap	9/1/2027	Pay Floating / Receive Fixed	2.79%	75,000,000	973,616	(2,209,086)
Interest Rate Swap	9/1/2027	Pay Floating / Receive Fixed	4.07%	25,000,000	59,763	339,067
Total				$200,000,000	$1,727,880	$(2,583,739)
Cash Collateral				—	—	1,331,291
Total Interest Rate Swaps				$200,000,000	$1,727,880	$(1,252,448)
(1) The Fund pays floating rate at 3-month Term SOFR on all interest rate swaps held.
During the year ended December 31, 2023, the Fund entered into forward foreign currency contracts (“forward contracts”) to economically hedge the currency exposure related to some of the Fund's non-U.S. dollar denominated investments. The fair value of the Fund's investments in the forward contracts was based on the estimated forward contract rates on the estimated settlement dates of the contracts and classified within Level 2 of the fair value hierarchy. Unrealized gains (losses) are recorded in the consolidated statements of operations as part of the net change in unrealized appreciation (depreciation) on forward foreign currency contracts. Realized gains (losses) are recorded at the time the forward contract is settled.
The terms of the contracts were as follows:

Derivative Contracts	Average Daily Notional Amount Outstanding for the Year Ended December 31, 2023	Net Realized Gain (Loss)	Change in Unrealized Gain / (Loss)	Net Liabilities Derivatives Value
Forward Foreign Currency Contracts	$142,227,563	$5,963,521	$(12,879,696)	$12,879,696
Cash Collateral				(9,293,061)
Net amount presented in the Consolidated Statement of Assets and Liabilities				$3,586,635
The Fund is subject to an enforceable master netting agreement with its counterparty. This agreement governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Master netting agreements may not be specific to each different asset type; in such instances, they would allow the party to close out and net its total exposure to a specified counterparty in the event of a default with respect to any and all the transactions governed under a single agreement with the counterparty. Collateral or margin requirements are contract specific for OTC traded derivatives. Although collateral or margin requirements may differ by type of derivative or investment, as applicable, the Fund typically receives cash posted as collateral (with rights of rehypothecation) or agrees to have such collateral posted to a third-party custodian under a tri-party arrangement that enables a party to take control of such collateral in the event of a counterparty default.
International Swaps and Derivatives Association (“ISDA”) Agreements govern OTC derivative transactions entered into by the Fund and select counterparties. ISDA Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Under the Fund’s ISDA Agreement for OTC derivative contracts, the Fund may be required to post collateral on derivatives if the Fund is in a net liability

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position with the counterparty. This requirement is based on the net asset value of the Fund, and a negotiated threshold amount for total exposure of derivatives in a net liability position. Certain of the Fund’s derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that may require the Fund to terminate the transactions or post additional collateral if the Fund’s net asset value declines below an agreed upon level (a Trigger Event). As of December 31, 2023, the aggregate fair value of such derivative contracts that were in a net liability position was $15,463,435, and the aggregate fair value of assets required to be posted by the Fund as collateral for these derivative contracts was $10,624,352. If a Trigger Event had occurred on December 31, 2023, for contracts in a net liability position where the counterparties are permitted to terminate the open derivative contracts, additional amounts may be required. Since the Commencement of Operations through December 31, 2023, the Fund did not experience any Trigger Events. As of December 31, 2023, the Fund had two counterparties, Macquarie Bank Limited (“Macquarie”) and Goldman Sachs & Co. LLC (“Goldman”).
The following table presents the effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities as of December 31, 2023.

	Counterparty	Gross Amount of Assets / (Liabilities)	Gross Amount Offset in the Consolidated Statement of Assets and Liabilities	Cash Collateral Pledged / (Received)	Net Amount Presented in the Consolidated Statement of Assets and Liabilities
Assets
Forward foreign currency contracts	Macquarie	$—	$—	$—	$—
Interest rate swap contracts	Macquarie	339,067	(339,067)	—	—
Forward foreign currency contracts	Goldman	—	—	—	—
Total Assets		$339,067	$(339,067)	$—	$—

Liabilities
Forward foreign currency contracts	Macquarie	$(9,405,239)	$—	$9,293,061	$(112,178)
Interest rate swap contracts	Macquarie	(2,922,806)	339,067	1,331,291	(1,252,448)	(1)
Forward foreign currency contracts	Goldman	(3,474,457)	—	—	(3,474,457)
Total Liabilities		$(15,802,502)	$339,067	$10,624,352	$(4,839,083)
(1) Interest rate swap contracts are included in the Consolidated Statement of Assets and Liabilities within Other accrued expenses and liabilities.
5. RELATED PARTY TRANSACTIONS
Due to Adviser
In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of December 31, 2023, the Fund does not owe the Adviser for expense reimbursements.
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.
The Original Investment Advisory Agreement was amended on September 30, 2019 (as amended, the “First Amended and Restated Investment Advisory Agreement”). On October 24, 2019, the First Amended and Restated Investment Advisory Agreement was further amended (as amended, the “Second Amended and Restated Investment Advisory Agreement”) to replace OC Private Capital, LLC with Carlyle Global Credit Investment Management L.L.C. as the investment adviser. The Second Amended and Restated Investment Advisory Agreement was further amended on April 1, 2020 (as amended, the “Third Investment Advisory Agreement”). On July 1, 2022, the Third Investment

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Advisory Agreement was further amended (as amended, the “Investment Advisory Agreement”) to reduce the incentive fee rate the Adviser is entitled to receive. Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Trustees and by the vote of a majority of the Independent Trustees. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives fees from the Fund consisting of two components—a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end Managed Assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets). Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.
Prior to the amendment, which became effective July 1, 2022, the Fund paid its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income thereafter is allocated to the Adviser.
Pursuant to the Investment Advisory Agreement, effective July 1, 2022, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 1.765% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 1.765% (7.06% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of net assets; and
•15% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” will be payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 1.765% (7.06% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the year ended December 31, 2023, base management fees were $25,904,328 and incentive fees related to pre-incentive fee net investment income were $34,897,801.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As of December 31, 2023, $2,894,587 and $10,638,964 was included in management fees payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period ending April 30, 2025, with the option to renew annually, to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of December 31, 2023, the estimated amount subject to reimbursement by the Fund to the Adviser under the agreement was $810,706, of which $21,341 relates to waivers and reimbursements incurred during the current period. The Adviser owes the Fund $21,213 for expense reimbursements as of December 31, 2023.
The Adviser has recaptured $1,689,473 of previously waived and/or reimbursed amounts during the year ended December 31, 2023. The following table summarizes the net amounts recaptured and the amounts eligible for recovery as of December 31, 2023:

	For the Year Ended and As of December 31, 2023
	Net Fees Recaptured / (Waived)	Eligible for Recovery
Class A	$44,446	$—
Class I	798,501	794,473
Class L	2,342	5,170
Class M	49,211	—
Class N	771,896	—
Class U	1,476	—
Class Y	260	11,063
Total	$1,668,132	$810,706
Amounts eligible for recovery at December 31, 2023 expire as follows: $413,249 in the year ended December 31, 2024, $376,116 in the year ended December 31, 2025, and $21,341 in the year ended December 31, 2026.
Board of Trustees
The Fund’s Board of Trustees currently consists of four members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the year ended December 31, 2023, the Fund incurred $231,497 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of December 31, 2023, $71,614 in fees or expenses associated with the Fund’s Independent Trustees were payable.

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Shareholder Concentration
Related parties owned approximately 7% of the Fund's total outstanding shares as of December 31, 2023. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
6. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the

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nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Covenant-Lite Loans Risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans

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provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Corporate Bond Risk
Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuer in it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
As of December 31, 2023, on a fair value basis, approximately 18.2% of the Fund’s debt investments bear interest at a fixed rate and approximately 81.8% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating SOFR, with many of these investments also having a SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating CDOR, EURIBOR, SOFR and SONIA rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Payment-in-Kind (“PIK”) Income Risk
The Fund may hold investments that result in PIK interest income or PIK dividends. PIK income creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.
Unitranche Loans
Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the conflict between Russia and Ukraine and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Currency Hedging Risk
The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
Cybersecurity Risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
7. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of December 31, 2023, asset coverage (exclusive of preferred equity shares) was 1,043.9% and asset coverage (inclusive of preferred equity shares) was 469.1%. The SPV is party to the JPM Credit Facility described below.
JPM Credit Facility
The SPV closed on the JPM Credit Facility on May 5, 2021, which was subsequently amended on May 14, 2021, September 8, 2021, November 12, 2021, February 16, 2022, November 7, 2022, June 30, 2023, and August 11, 2023. The maximum principal amount of the JPM Credit Facility is $750,000,000, through financing commitments in tranches of advances (the “Tranche A Financing Commitment” and “Tranche B Financing Commitment”). Amounts available to borrow under the JPM Credit Facility is based on certain advance rates multiplied by the value of the SPV’s portfolio investments (subject to certain concentration limitations) and net of certain other indebtedness that the SPV may incur in accordance with the terms of the JPM Credit Facility. Proceeds of the JPM Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The SPV may borrow amounts in U.S. dollars or certain other permitted currencies.
The SPV may borrow amounts under any tranche of the financing commitment, each of which has a maximum principal amount and applicable interest rate. The SPV also pays an unused commitment fee of 0.40% on undrawn amounts and an administration fee of 0.20% on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The table below presents the principal amount and interest rate of each tranche.

Financing Commitment	Maximum Principal Amount	Currency Drawn	Reference Rate	Spread
Tranche A	$600,000,000	USD / Permitted Non-USD	Applicable Benchmark / Base Rate	2.21%
Tranche B	150,000,000	USD	Term SOFR / Applicable Base Rate	2.51%
Total	$750,000,000
The reinvestment period under the JPM Credit Facility will terminate on May 5, 2025 and the JPM Credit Facility will mature on May 5, 2026. During the period from May 5, 2025 to May 5, 2026, the SPV will be obligated to make mandatory prepayments under the JPM Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the JPM Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the SPV. The JPM Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2023, the SPV was in compliance with all covenants and other requirements of the JPM Credit Facility.
The JPM Credit Facility consisted of the following as of December 31, 2023:

	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
JPM Credit Facility	$750,000,000	$326,492,495	$423,507,505	$322,888,151
(1) The Unused Portion is the Total Facility less Borrowings Outstanding, an amount upon which unused commitment fees are based depending on daily spot and contract rates for CAD, EUR and GBP.
(2) The Amount Available for borrowing is based on the computation of collateral to support the borrowings less Borrowings Outstanding, and is subject to compliance with applicable covenants and financial ratios.
As of December 31, 2023, $5,782,638 of interest expense and $811,379 of unused commitment fees and administration fees were included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities.
During the year ended December 31, 2023, the Fund had secured borrowings of $401,197,906 and repayments of $416,652,757. As of December 31, 2023, there were $326,492,495 in secured borrowings outstanding. For the year ended December 31, 2023, the weighted average interest rate, inclusive of fees, was 6.64% and the average principal debt outstanding was $338,808,218.
For the year ended December 31, 2023, the SPV incurred $22,808,476 of interest expense, unused commitment fees, and administration fees, and $1,462,095 of amortization of deferred financing costs.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. MANDATORY REDEEMABLE PREFERRED SHARES
The Fund authorized and issued five series of preferred shares, with a $0.001 par value per share and a liquidation preference of $25 per share, classified and designated as Series A Mandatory Redeemable Preferred Shares (the “Series A MRP Shares”), Series B Mandatory Redeemable Preferred Shares (the “Series B MRP Shares”), Series C Mandatory Redeemable Preferred Shares (the “Series C MRP Shares”), Series D Mandatory Redeemable Preferred Shares (the “Series D MRP Shares”), and Series E Mandatory Redeemable Preferred Shares (the “Series E MRP Shares” and together the “MRP Shares”). The table below summarizes the details of the Fund’s MRP Shares.

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per Share	Total Raise
Series A MRP Shares	3/7/2022 (1)	3/7/2027	3.66%	6,000,000	$25.00	$150,000,000
Series B MRP Shares	3/7/2022 (2)	3/7/2029	3.90%	2,000,000	25.00	50,000,000
Series C MRP Shares	9/1/2022 (3)	9/1/2027	6.00%	4,000,000	25.00	100,000,000
Series D MRP Shares	6/14/2023 (4)	10/2/2026	7.02%	2,000,000	25.00	50,000,000
Series E MRP Shares	6/14/2023 (4)	10/2/2028	7.07%	2,000,000	25.00	50,000,000
Total						$400,000,000
(1) $38,000,000 funded on March 7, 2022 and $112,000,000 funded on May 11, 2022.
(2) $12,000,000 funded on March 7, 2022 and $38,000,000 funded on May 11, 2022.
(3) $75,000,000 funded on September 1, 2022 and $25,000,000 funded on November 9, 2022.
(4) Funded on October 2, 2023.
Each holder of MRP Shares is entitled to a liquidation preference of $25.00 per share (the “Liquidation Value”), plus an amount equal to all accumulated and unpaid dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full. With respect to distributions, including the payment of dividends and distribution of the Fund’s assets upon dissolution, liquidation or winding up, the MRP Shares are senior to all other classes and series of common shares of beneficial interest and rank on parity with any other preferred shares.
The holders of MRP Shares are entitled to receive quarterly cumulative cash dividends, at the rate per annum equal to the Dividend Rate of each series of MRP Shares, with certain adjustments for changes in a series' rating (collectively, the “Applicable Rate”). Dividends on MRP Shares accumulate from and include the original issue date. Dividends on the MRP Shares are accrued daily, payable quarterly, and are included in Interest expense and fees on borrowings on the Consolidated Statement of Operations. For the year ended December 31, 2023, $15,209,874 of dividend expense was included in interest expense and fees on borrowings on the Consolidated Statement of Operations. Costs incurred in connection with the issuance of the MRP Shares are being amortized to expense over the life of each series of MRP Shares. For the year ended December 31, 2023, the Fund recorded $680,777 of amortization of deferred issuance costs related to the MRP Shares.
The Fund entered into interest rate swap contracts to better align the interest rates of its MRP Shares with the Fund’s investment portfolio, which consists of predominately floating rate loans. The notional amount of the interest rate swaps are $200,000,000 and match the applicable maturity dates; see Note 4 on derivative instruments for MRP Shares hedging details. The interest expense related to the MRP Shares is adjusted to account for the net proceeds paid/(received) from the interest rate swaps designated as a hedge, which was $3,702,898 for the year ended December 31, 2023. The swap adjusted interest expense is included as a component of interest expense and fees on borrowings in the Consolidated Statement of Operations. As of December 31, 2023 the hedge interest rate swaps had a fair value of $(2,583,739), which is predominately offset within interest expense and fees on borrowings by a similar, but opposite, fair value change for the hedged risk on the MRP Shares of $2,590,038.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The MRP Shares are recorded net of unamortized deferred issuance costs and included as a liability on the Consolidated Statement of Assets and Liabilities. As of December 31, 2023, the carrying value of the MRP Shares was $394,255,906. The table below summarizes the components of the carrying value of the MRP Shares.

As of December 31, 2023
Liquidation preference (1)	$400,000,000
Less: Unamortized deferred issuance costs	3,154,056
Less: Hedge basis adjustment	2,590,038
Carrying value of MRP Shares	$394,255,906

(1) Based on outstanding funded MRP Shares as of the period end.
The outstanding shares of MRP Shares are subject to redemption at any time by notice of such redemption on a date selected by the Fund for such redemption (the “Redemption Date”). If the Fund elects to cause the redemption of the MRP Shares, each MRP Share will be redeemed for a price equal to 100% of such share’s Liquidation Value, plus an amount equal to accumulated but unpaid dividends and other distributions on the MRP Shares (whether or not earned or declared by the Fund, but excluding interest thereon), to, but excluding, the Redemption Date, plus the amount equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the Liquidation Value of such MRP Share over the amount of such Liquidation Value; provided, however, the Fund may, at its option (i) redeem the MRP Shares within 90 days prior to the Term Redemption Date of each series of MRP Shares, at the Liquidation Value plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to, but excluding the Term Redemption Date.
The MRP Shares are not convertible into any other class or series of shares. Except for matters which do not require the vote of holders of MRP Shares under the Investment Company Act and except as otherwise provided in the Fund's Declaration of Trust or bylaws, or as otherwise required by applicable law, each holder of MRP Shares shall be entitled to one vote for each MRP Share held on each matter submitted to a vote of shareholders of the Fund, and holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders. However, the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interests of the Fund, to elect two Trustees of the Fund at all times. In addition, the holders of the outstanding preferred shares and common shares, voting together as a single class, shall elect the balance of the Trustees. However, the number of Trustees constituting the Board shall automatically increase by the smallest number that, when added to the two Trustees elected exclusively by the holders of outstanding preferred shares would constitute a majority of the Board as so increased by such smallest number, and the holders of preferred shares shall be entitled, voting as a class on a one vote per share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect if: (i) at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on preferred shares equal to at least two full years’ dividends shall be due and unpaid; or (ii) if at any time holders of any shares of preferred shares are entitled under the Investment Company Act, to elect a majority of the Trustees of the Fund.
9. COMMITMENTS AND CONTINGENCIES
As of December 31, 2023, the Fund had unfunded commitments to fund delayed draw and revolving debt of $229,527,087 and $45,103,934, respectively. The fair value of the unfunded positions is included in the investments at fair value on the Consolidated Statement of Assets and Liabilities.

Investments		Footnote	Unused Rate	Par / Principal Amount	Fair Value
222 North Miami, LLC	Delayed Draw Term Loan		—%	$11,008,085	$—
520 Mezz Owner 2, LLC	Delayed Draw Term Loan		—%	17,347,799	(86,739)
ADPD Holdings, LLC	Delayed Draw Term Loan B-1		1.00%	1,795,122	(169,138)
ADPD Holdings, LLC	Delayed Draw Term Loan B-2		1.00%	1,083,032	(102,044)
ADPD Holdings, LLC	Revolver		0.50%	621,302	(58,540)
Advanced Web Technologies Holding Company	Revolver		0.50%	492,557	—
Allied Benefit Systems Intermediate, LLC	Delayed Draw Term Loan		1.00%	3,160,509	(47,408)
Alpine Acquisition Corp II	Revolver		0.50%	1,378,802	(60,967)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments		Footnote	Unused Rate	Par / Principal Amount	Fair Value
Apex Companies Holdings, LLC	Delayed Draw Term Loan		1.00%	768,443	1,579
Applied Technical Services, LLC	Revolver		0.50%	167,984	—
Appriss Health, LLC	Revolver		0.50%	888,889	(4,379)
Ascend Buyer, LLC	Revolver		0.50%	1,141,125	(28,522)
Associations, Inc.	Delayed Draw Term Loan		1.00%	13,777	(53)
Associations, Inc.	Revolver		0.50%	267,256	(902)
Atlas AU Bidco Pty Ltd.	Revolver		0.50%	267,618	—
Avalara, Inc.	Revolver		0.50%	900,000	—
BlueCat Networks, Inc.	Delayed Draw Term Loan		1.00%	194,569	(4,172)
Bradyifs Holdings, LLC	Delayed Draw Term Loan		1.00%	2,062,663	(41,253)
Bradyifs Holdings, LLC	Revolver		0.50%	2,102,077	(42,042)
CD&R Madison Parent Ltd.	Delayed Draw Term Loan	(1)	1.50%	2,732,454	40,987
Celerion Buyer, Inc.	Delayed Draw Term Loan		2.00%	249,361	2,494
Celerion Buyer, Inc.	Revolver		0.50%	124,680	—
Chemical Computing Group ULC	Revolver		0.50%	135,379	(548)
Coreweave Compute Acquisition Co. II, LLC	Delayed Draw Term Loan		1.00%	1,630,570	(28,535)
Coupa Holdings,LLC	Delayed Draw Term Loan		1.00%	578,450	11,569
Coupa Holdings,LLC	Revolver		0.50%	442,913	—
CPI Intermediate Holdings, Inc.	Delayed Draw Term Loan		1.00%	927,474	(7,849)
CST Holding Company	Revolver		0.50%	211,599	1,794
Denali Midco 2, LLC	Delayed Draw Term Loan		1.00%	1,533,333	—
Denali Midco 2, LLC	Delayed Draw Term Loan		1.00%	18,105,333	(303,810)
Diligent Corporation	Revolver		0.50%	53,912	(332)
Dwyer Instruments, Inc.	Revolver		0.50%	1,997,734	—
Eliassen Group, LLC	Delayed Draw Term Loan		1.00%	2,667,757	(32,715)
Ellkay, LLC	Revolver		0.50%	1,785,651	(244,327)
Enverus Holdings, Inc.	Delayed Draw Term Loan		1.00%	976,834	(14,653)
Enverus Holdings, Inc.	Revolver		0.50%	1,486,486	(22,297)
EPS Nass Parent, Inc.	Revolver		0.50%	9,695	(322)
Excel Fitness Holdings, Inc.	Delayed Draw Term Loan		1.00%	1,846,969	(6,141)
Excel Fitness Holdings, Inc.	Revolver		0.50%	890,625	(12,039)
Excelitas Technologies Corp.	Delayed Draw Term Loan		1.00%	25,291	(360)
Excelitas Technologies Corp.	Revolver		0.50%	142,876	(2,031)
Finastra USA, Inc.	Revolver		—%	2,764,374	(55,287)
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan		1.00%	866,239	(7,569)
GFP Atlantic Holdco 2, LLC	Delayed Draw Term Loan		1.00%	8,490,393	(70,659)
Greenhouse Software, Inc.	Incremental Revolver		0.50%	66,667	(385)
Greenhouse Software, Inc.	Revolver		0.50%	735,294	(4,242)
Hadrian Acquisition Limited	Delayed Draw Term Loan	(1)	2.33%	2,934,924	(22,012)
Heartland Home Services, Inc.	Revolver		0.50%	695,028	(26,769)
Hercules Borrower, LLC	Delayed Draw Term Loan		1.00%	1,114,339	(9,887)
Hercules Borrower, LLC	Revolver		0.50%	719,954	—
Hoosier Intermediate, LLC	Revolver		0.50%	1,800,000	(58,103)
HS Spa Holdings Inc.	Revolver		0.50%	1,141,261	—
iCIMS, Inc.	Delayed Draw Term Loan		—%	5,445,485	—
iCIMS, Inc.	Revolver		0.50%	2,031,194	(1,579)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan		1.00%	8,602,500	(127,672)
Integrity Marketing Acquisition, LLC	Revolver		1.00%	750,000	(2,684)
IQN Holding Corp.	Delayed Draw Term Loan		1.00%	394,938	1,519
IQN Holding Corp.	Revolver		0.50%	488,923	—
Kaseya, Inc.	Delayed Draw Term Loan		1.00%	1,076,380	169
Kaseya, Inc.	Revolver		0.50%	1,540,541	—
LVF Holdings, Inc.	Revolver		0.38%	875,567	(13,331)
Material Holdings, LLC	Revolver		1.00%	345,269	(12,983)
Medical Manufacturing Technologies, LLC	Revolver		0.50%	129,127	—

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments		Footnote	Unused Rate	Par / Principal Amount	Fair Value
NEFCO Holding Company, LLC	Delayed Draw Term Loan		1.00%	3,018,292	7,218
NEFCO Holding Company, LLC	Revolver		0.50%	403,317	—
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan		0.50%	6,682,510	66,825
North Haven Fairway Buyer, LLC	Revolver		0.50%	1,268,846	12,688
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan		1.00%	3,277,498	(58,727)
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan		1.00%	11,984,445	(214,739)
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan		1.00%	7,190,667	(128,844)
NPA 2023 Holdco, LLC	Delayed Draw		0.50%	3,474,841	(43,436)
Oak Purchaser, Inc.	Delayed Draw Term Loan		0.50%	166,247	(4,653)
Oak Purchaser, Inc.	Revolver		0.50%	583,878	(16,342)
Onepoint SAS	Delayed Draw	(1)	2.58%	19,067,210	(333,676)
Oranje Holdco, Inc.	Revolver		0.50%	754,870	—
Pestco Intermediate, LLC	Delayed Draw Term Loan		2.00%	1,387,316	(11,798)
Pestco Intermediate, LLC	Revolver		0.50%	238,095	(2,025)
PF Atlantic Holdco 2, LLC	Revolver		0.50%	1,724,093	(41,422)
Portugal Street East Limited	Delayed Draw Term Loan	(1)	2.00%	28,061,260	—
Prophix Software Inc.	Delayed Draw Term Loan		—%	391,123	—
Prophix Software Inc.	Revolver		0.50%	996,678	—
Pushpay USA Inc.	Revolver		0.50%	1,543,210	(6,403)
PXO Holdings I Corp.	Delayed Draw Term Loan		1.00%	885,485	(18,830)
PXO Holdings I Corp.	Revolver		0.50%	1,314,652	(27,956)
Qnnect, LLC	Delayed Draw Term Loan		1.00%	662,309	11,883
R&F International Sub 2 Ltd.	Delayed Draw Term Loan	(1)	—%	3,153,986	126,159
Radwell Parent LLC	Revolver		0.38%	1,116,275	—
Rome Bidco Ltd.	Delayed Draw Term Loan	(1)	2.71%	2,908,182	(14,541)
RSC Acquisition, Inc.	Delayed Draw Term Loan		1.00%	1,252,879	7,226
Sapphire Convention, Inc.	Revolver		0.50%	670,700	—
SCP Eye Care HoldCo, LLC	Delayed Draw Term Loan		1.00%	14,157	(120)
SCP Eye Care HoldCo, LLC	Revolver		0.50%	5,957	(51)
Smarsh, Inc.	Delayed Draw Term Loan		1.00%	510,180	(5,553)
Smarsh, Inc.	Revolver		0.50%	255,090	(2,777)
Spotless Brands, LLC	Delayed Draw Term Loan		1.00%	7,500,000	71,354
Spotless Brands, LLC	Revolver		0.50%	859,290	—
Summit Acquisition, Inc.	Delayed Draw Term Loan		1.00%	1,717,791	7,830
Summit Acquisition, Inc.	Revolver		0.50%	858,896	—
Tank Holding Corp.	Delayed Draw Term Loan		1.00%	2,086,069	(30,425)
Tank Holding Corp.	Revolver		0.38%	1,213,793	(28,115)
Trader Corporation	Revolver	(1)	0.50%	170,950	—
Tufin Software North America, Inc.	Delayed Draw Term Loan		—%	40,418	(343)
Tufin Software North America, Inc.	Delayed Draw Term Loan		—%	127,866	(1,086)
Tufin Software North America, Inc.	Revolver		0.50%	1,294,643	(10,998)
Vensure Employer Services, Inc.	Delayed Draw Term Loan		1.00%	26,333,333	(395,000)
Wineshipping.Com, LLC	Revolver		0.50%	238,342	(15,987)
Unfunded Commitments Total				$274,631,021	$(2,777,833)
(1) Par / Principal Amount is converted to USD using the USD/GBP of 0.79, USD/EUR of 0.91 or USD/CAD of 1.33, as applicable.
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. SHARES OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the year ended December 31, 2023 and the year ended December 31, 2022:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
CLASS A
Sold	8,269,344	$69,433,911	2,968,596	$25,759,016
Dividends and/or distributions reinvested	415,969	3,501,252	177,269	1,481,710
Repurchased	(287,693)	(2,406,055)	(282,902)	(2,345,499)
Net increase (decrease)	8,397,620	$70,529,108	2,862,963	$24,895,227
CLASS I
Sold	32,468,330	$274,021,114	19,726,308	$171,386,443
Dividends and/or distributions reinvested	2,214,987	18,666,656	1,621,079	13,637,517
Repurchased	(4,233,622)	(35,561,119)	(5,257,548)	(44,735,022)
Net increase (decrease)	30,449,695	$257,126,651	16,089,839	$140,288,938
CLASS L
Sold	2,877	$24,125	158,658	$1,387,917
Dividends and/or distributions reinvested	6,182	51,844	3,521	29,181
Repurchased	—	—	(3,957)	(32,563)
Net increase (decrease)	9,059	$75,969	158,222	$1,384,535
CLASS M
Sold	8,694,886	$73,301,826	5,466,990	$46,513,796
Dividends and/or distributions reinvested	579,981	4,901,025	228,169	1,911,933
Repurchased	(330,458)	(2,774,576)	(306,399)	(2,560,458)
Net increase (decrease)	8,944,409	$75,428,275	5,388,760	$45,865,271
CLASS N
Sold	81,833,368	$686,046,988	68,853,091	$596,552,399
Dividends and/or distributions reinvested	4,635,793	38,939,878	2,377,377	19,911,300
Repurchased	(21,717,569)	(181,388,014)	(23,898,942)	(198,963,554)
Net increase (decrease)	64,751,592	$543,598,852	47,331,526	$417,500,145
CLASS U
Sold	31,347,475	$264,700,057	1,391,448	$11,501,073
Dividends and/or distributions reinvested	994,755	8,445,527	8,819	73,112
Repurchased	(8,990)	(75,729)	(9)	(73)
Net increase (decrease)	32,333,240	$273,069,855	1,400,258	$11,574,112
CLASS Y
Sold	1,788	$15,000	3,571	$30,024
Dividends and/or distributions reinvested	3,153	26,461	3,131	26,287
Repurchased	(18,586)	(154,810)	—	—
Net increase (decrease)	(13,645)	$(113,349)	6,702	$56,311
The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding common shares of beneficial interest (“Shares”) at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the share repurchases completed during the year ended December 31, 2023:

Repurchase Pricing Date (1)	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
March 31, 2023	8,755,501	$8.30	$72,693,719	9,445,058	5.00%	4.63%
July 14, 2023	8,919,053	8.37	74,639,154	11,179,924	5.00%	3.99%
October 13, 2023	7,044,893	8.41	59,273,363	13,002,377	5.00%	2.71%
Total	24,719,447		$206,606,236
(1) Effective April 28, 2023, quarterly repurchases offered by the Fund occur in the months of January, April, July and October. Please refer to Note 13 for repurchases completed subsequent to the year ended December 31, 2023.
11. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of December 31, 2023, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2023.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. As of December 31, 2023, the Fund had filed tax returns and therefore is subject to examination. The Fund’s tax returns filed for years ended December 31, 2022, December 31, 2021 and December 31, 2020 can be subject to examination.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. A portion of the capital loss carryforward is subject to limitations in future years under the Code and related regulations.

Total Distributable Earnings	Accumulated Loss Carryforward	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$0	$(21,202,950)	$(22,618,416)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in-Capital	Increase to Retained Earnings
$617,842	$617,842
The tax character of dividends declared of $194,943,581 and $110,308,158 for the years ended December 31, 2023 and 2022, respectively, is ordinary income.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships, wash sales, mark-to-market on currency subject to section 988 and Passive Foreign Investment Company adjustments.

For the Year Ended December 31, 2023
Federal tax cost of securities	$3,377,179,013
Gross unrealized appreciation	64,177,261
Gross unrealized depreciation	(86,795,677)
Net unrealized depreciation	$(22,618,416)

13. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
The Fund commenced a quarterly repurchase offer beginning on December 4, 2023 and ending on January 12, 2024 (the “Repurchase Pricing Date”). The following table summarizes the share repurchases completed following the Repurchase Pricing Date.

Repurchase Pricing Date	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
January 12, 2024	7,103,330	$8.50	$60,357,287	15,978,631	5.00%	2.22%

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Carlyle Tactical Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Carlyle Tactical Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2023, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial highlights of the Fund for the year ended December 31, 2019 were audited by another independent registered public accounting firm whose report, dated February 27, 2020, expressed unqualified opinions on the financial statements of the Fund containing those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence directly with the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, as applicable; when replies were not received from the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

Tysons, VA
February 29, 2024

FEDERAL INCOME TAX INFORMATION (Unaudited)
In early 2024, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2023.
Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $102,461,536 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend. In accordance with Sec. 163(j) interest related dividends (“BII%”) passed through to shareholders for the reporting period was 80.16%.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OTHER INFORMATION (Unaudited)
Approval of Investment Advisory Agreement
In connection with the Independent Trustees' approval to renew the Advisory Agreement for a one-year period, the Independent Trustees considered, among other things, the nature, extent and quality of the investment selection process employed by the Adviser, including the flow of transaction opportunities resulting from the significant capital markets, trading and research expertise of the Adviser’s investment professionals, the employment of the Adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring and ongoing monitoring of portfolio companies, in light of the investment objective of the Fund. The Independent Trustees also considered the Adviser’s key personnel and their background and prior experience in connection with the types of investments made by the Fund, including such personnel’s network of relationships with financial sponsors focused on middle-market companies. The Independent Trustees determined that the background and experience of the management team and access to the Carlyle Global Credit platform, including through agreements to which the Adviser is a party, were suitable and appropriate for achieving the investment objective of the Fund. In addition, the Independent Trustees considered the fact that they retain the ability to terminate the Advisory Agreement without penalty upon 60 days’ written notice to the Adviser. The Independent Trustees further determined that the Adviser is served by a team of investment professionals with extensive investment experience in private credit and leveraged finance market, as well as an extensive network of relationships with financial sponsors.
The Independent Trustees considered the investment performance of the Fund, which is provided to the Independent Trustees on a regular basis, as compared to the performance of other funds included in the group of peer funds (the “Peer Group”) in the Adviser’s presentation. The Independent Trustees also considered the operating expenses of the Fund compared to the Peer Group listed in the Adviser’s presentation.
In addition, based on information provided by the Adviser, including the Adviser’s responses to a detailed series of questions, the Independent Trustees considered the Adviser’s performance in providing services related to corporate operations, including preparation and filing of various reports, maintenance of general organizational and corporate records and accounts, administration of the affairs of the Fund, including relationships with the Fund’s various service providers, and compliance with applicable laws and regulations.
The Independent Trustees considered the other terms and conditions of the Advisory Agreement. The Independent Trustees determined that the substantive terms of the Advisory Agreement (other than the fees payable thereunder, which the Independent Trustees reviewed separately), including the services to be provided, are generally similar to those of comparable funds described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third-party service providers or through an internally managed structure.
The Independent Trustees considered comparative data based on publicly available information with respect to services rendered and the advisory fee of the other funds in the Peer Group. Based upon its review, the Independent Trustees noted that the advisory fee paid under the Advisory Agreement is at the lower end of the range, as compared to the fees paid under the agreements of the Peer Group described in the available market data. In addition, the Independent Trustees considered the Fund’s total expenses.
The Independent Trustees considered the extent to which economies of scale may be realized as the Fund grows. The Independent Trustees also considered the potential economies of scale in which the Fund may share, to the extent that the Carlyle Global Credit platform as a whole continues to grow.
The Independent Trustees considered the profitability of the Adviser and noted that such information was based, in particular, on the fact that the management fee payable to the Adviser by the Fund is at the annual rate of 1.00%, of the month-end value of the Fund’s managed assets (and in any case no more than 1.50% of the Fund’s net assets). They further noted that market data regarding the profitability of investment advisers to other funds in the Peer Group, and that the methodologies by which such advisers calculated their profitability, were generally not publicly available.
The Independent Trustees considered whether there was potential for additional benefits.
The Independent Trustees considered the interests of senior management and concluded that the judgment and performance of senior management were not impaired by those interests.
In view of the wide variety of factors that the Independent Trustees considered in connection with its evaluation of the Advisory Agreement, the Independent Trustees determined that it was not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Independent Trustees did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Independent Trustees based their determination on the totality of information presented to, and the investigation conducted by, them. In considering the factors discussed above, the Independent Trustees noted that individual Trustees may give different weights to different factors.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO SCHEDULES OF INVESTMENTS (Unaudited)
The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

MANAGEMENT OF THE FUND (Unaudited)
The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees

Name, Address (1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee
Interested Trustee (2)
Justin Plouffe (1976)	Trustee	Indefinite Length – since October 2019	Managing Director, The Carlyle Group (since 2007); Deputy Chief Investment Officer, Carlyle Global Credit Investment Management L.L.C. (since 2018); Chief Operating Officer, Carlyle Global Credit Investment Management L.L.C. (2017-2018)	1	None
Independent Trustees
Mark Garbin (1951)	Trustee	Indefinite Length – since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Independent Trustee of Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); Independent Director of Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (2015-2017); Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021); Independent Director of E.J. Curley & Co. Distillers (2021-2022); Independent Trustee of Carlyle Credit Income Fund (since 2023)
Sanjeev Handa (1961)	Trustee	Indefinite Length – since Inception	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	2	Advisory Board Member of White Oak Partners (since 2021); Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021); Independent Trustee of Carlyle Credit Income Fund (since 2023)
Joan McCabe (1955)	Trustee	Indefinite Length – since Inception	Managing Member, JMYME, LLC (since 2020); and CEO/Founder, Lipotriad LLC (2015- 2019)	2	Board member of Elevation Brands (2017-2022); board member of Sensible Organics (2017-2021); board member of Goodwill International, Inc. (2015-2021); board chair of Gulfstream Goodwill, Inc. (member since 2017, chair since 2021); board member of Gulfstream Goodwill Academy, Inc. (since 2018); Independent Trustee of Carlyle Credit Income Fund (since 2023)
(1) The address of each Trustee is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.
(3) The portfolios of the “Fund Complex” are the Fund and Carlyle Credit Income Fund.

Officers

Name, address (1), age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Brian Marcus (1983)	President, Principal Executive Officer and Chief Risk Officer	Indefinite Length – since April 2020	Managing Director, Carlyle Group (Since 2021); Principal, Carlyle Group (2018-2020); Vice President, Carlyle Group (2015 – 2017)
Craig Hempstead (1971)	Principal Financial Officer	Indefinite Length – since March 2023	Managing Director, Carlyle Group (Since 2022); Managing Director, Goldman Sachs (2010 – 2022)
Nelson Joseph (1979)	Treasurer and Principal Accounting Officer	Indefinite Length – since March 2023	Principal, Carlyle Group (Since 2023); Director, Apollo Global Management LLC (2016 – 2022)
Joshua Lefkowitz (1974)	Secretary; Chief Legal Officer; Chief Compliance Officer	Indefinite Length – Chief Legal Officer and Secretary since April 2020; Chief Compliance Officer since November 2021	Managing Director and Chief Legal Officer (Global Credit), Carlyle Group (Since 2018); Principal and Associate General Counsel, Ares Management, Ltd. (Jan 2017 – Mar 2018); Vice President and Associate General Counsel, American Capital, Ltd. (Mar 2006 – Jan 2017)
(1) The address of each officer is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.
Biographical Information and Discussion of Experience and Qualifications, etc.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
Justin Plouffe. Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the PAAC. Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Capital Markets L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Independent Trustees
Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin is a CFA Charterholder and holds advanced degrees in international business, negotiation and derivatives.
Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa serves as a member of the Investment

Committee of the board of The Cooper Union for Advancement of Science and Art (since 2016) and the Mutual Fund Directors Forum (since 2022). Mr. Handa formerly served as a board member of Greenpath Financial Wellness (2017-2022) and a former board member of Fitch Ratings, Inc. and certain of its affiliates thereof (2015-2020). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member.
Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is a graduate of Yale College and Harvard Business School. She began her career on Wall Street, where she was a Managing Director on Wall Street at Kidder Peabody, Drexel Burnham Lambert and Paine Webber. She was involved in private equity for over twenty years as a Managing Partner at Brynwood Partners. She is a founding member of the Conference of Boards for the national Goodwill organization and is NACD Director Certified. She is involved in philanthropy through her Board Chair position at the Palm Beach Goodwill and served on the Goodwill International Board from 2015-2021. Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
The Statement of Additional Information includes additional information about the Board members and is available, without charge, upon request. Shareholders may call 833-677-3646 to request the Statement of Additional Information.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	SS&C GIDS, Inc.

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class U	TAKUX
Class Y	TAKYX

© 2024 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

This report must be preceded or accompanied by a prospectus.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACAR 02292024

Item 2. Code of Ethics

(a)The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
(c)The registrant has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.
(d)There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.
(e)Not applicable.
(f)A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanjeev Handa, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Handa is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services

(a)-(d)    The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The following information is provided for the years ending December 31, 2023 and December 31, 2022.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	For the Year Ended December 31,
	2023	2022
Audit Fees	$315,000	$275,000
Audit-Related Fees	$15,000	$30,000
Tax Fees	$—	$—
All Other Fees	$—	$—

(e)(1)    During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)    The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

For the Year Ended December 31,
	2023	2022
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	—%	—%

(f)    All of the principal accountant’s hours spent on auditing the registrant’s 2023 and 2022 financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    For the fiscal years ended December 31, 2023 and December 31, 2022, aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Fund and to the registrant’s investment adviser were $0 and $0, respectively.
(h)    The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
(i)    Not applicable.
(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants
(a)    Not applicable.
(b)    Not applicable.

Item 6. Schedule of Investments
(a)The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)

Name	Start Date	Bio
Justin Plouffe Portfolio Manager	June 5, 2018	Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the Portfolio Allocation Advisory Committee (“PAAC”). Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Securities, L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Brian Marcus Portfolio Manager	April 16, 2019	Brian Marcus is a Managing Director in Carlyle Global Credit Investment Management L.L.C. (“CGCIM”) and a voting member of the PAAC. He is based in New York. Mr. Marcus is a Portfolio Manager for the Fund and also focuses on strategic growth opportunities for the Global Credit platform. He helped develop TCG Capital Markets, a SEC-registered broker/dealer affiliate of The Carlyle Group and has been involved in acquisitions of credit management platforms. Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55, and 63 licenses.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

(dollars in billions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Justin Plouffe
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	2	2.02	2	2.02
Brian Marcus
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	2	2.02	2	2.02

(a)(2)(iv)    The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other

Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.
The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.
The Adviser is paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Adviser or its affiliates different performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.
By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.
(a)(3)Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.
(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2023.

Name	Aggregate Dollar Range of Equity Securities in the Fund (1)
Justin Plouffe	$500,001–$1,000,000
Brian Marcus	$100,001 - $500,000
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2023, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)Not applicable.
(b)Not applicable.

Item 13. Exhibits

(a)(i)Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.
(a)(ii)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 29, 2024

/s/ Craig Hempstead
By: Craig Hempstead
Principal Financial Officer
Date: February 29, 2024